Exhibit 10.100


                         AGREEMENT OF PURCHASE AND SALE

                                     BETWEEN


                        COYOTE TULSA MALL, L.L.C., SELLER


                                       AND


               GLIMCHER PROPERTIES LIMITED PARTNERSHIP, PURCHASER

                                TABLE OF CONTENTS

                                                                            Page

Article I. Property............................................................1

Article II. Purchase Price and Deposits........................................2

Article III. Failure to Close..................................................4
   3.1         PURCHASER'S DEFAULT.............................................4

   3.2         Seller's Default................................................5

   3.3         Closing.........................................................5

   3.4         Closing Procedure...............................................6

   3.5         Purchaser's Performance.........................................7

   3.6         Evidence of Authority; Miscellaneous............................7

Article IV. Prorations of Rents, Taxes, Etc.; Expenses.........................8
   4.1         Effective Time of Proration.....................................8

   4.2         Real Property Taxes.............................................8

   4.3         Security Deposits...............................................8

   4.4         Personal Property Taxes, Permit Fees, Service Contracts.........9

   4.5         Rents...........................................................9

   4.6         Utilities......................................................11

   4.7         Leasing Commissions and Tenant Improvements....................11

   4.8         Estimates; Post-Closing Adjustments............................12

   4.9         Reconciliation of Tenant Reimbursable Charges..................12

   4.10        Expenses.......................................................13

Article V. Purchaser Inspections and Contingencies............................14
   5.1         Document Inspection............................................14

   5.2         Physical Inspection............................................14

   5.3         Feasibility Period.............................................16

   5.4         Survey Contingency.............................................17

   5.5         Title Contingency..............................................19

   5.6         Estoppels; SNDAs...............................................21

   5.7         Service Contracts..............................................22

   5.8         Additional Conditions of Closing...............................23

Article VI. Loss due to Casualty or Condemnation..............................24
   6.1         Loss due to Condemnation.......................................24

   6.2         Loss due to Casualty...........................................25

Article VII. Operation and Maintenance of the Property........................26
   7.1         Maintenance, Operation and Insurance...........................26

   7.2         Leasing........................................................27

Article VIII. Broker..........................................................29

Article IX. Representations and Warranties....................................30
   9.1         Limitations on Representations and Warranties..................30

   9.2         Representations and Warranties.................................31

   9.3         Seller's Knowledge.............................................34

   9.4         Survival.......................................................34

   9.5         Representations and Warranties of Purchaser....................35

Article X. Assignment.........................................................35

Article XI. Notices...........................................................36

Article XII. Miscellaneous....................................................37
   12.1        Successors and Assigns.........................................37

   12.2        Gender.........................................................37

   12.3        Captions.......................................................37

   12.4        Construction...................................................38

   12.5        Entire Agreement...............................................38

   12.6        Recording......................................................38

   12.7        No Continuance.................................................38

   12.8        Time of Essence................................................38

   12.9        Original Document..............................................38

   12.10       Governing Law..................................................38

   12.11       Acceptance of Offer............................................39

   12.12       Confidentiality................................................39

   12.13       Surviving Covenants............................................39

   12.14       Maximum Aggregate Liability....................................40

   12.15       Section 1031 Exchange..........................................40

   12.16       Facsimile Signatures...........................................40

   12.17       WAIVER OF JURY TRIAL...........................................41

   12.18       ERISA..........................................................41


Exhibit A     _     Description of Land

Exhibit B     _     Rent Roll

Exhibit C     _     Limited Warranty Deed

Exhibit D     _     Bill of Sale and General Assignment

Exhibit E     _     Assignment and Assumption of Leases and Security Deposits

Exhibit F-1   _     Form of J.C. Penney and Hollywood Theaters Estoppel

Exhibit F-2   _     Form of Anchor Estoppel

Exhibit F-3   _     Form of Tenant Estoppel

Exhibit G     _     FIRPTA Certificate

Exhibit H     _     List of Due Diligence Items

Exhibit I     _     Pending Litigation

Exhibit J     _     List of Maintenance and Service Contracts

Exhibit K     _     Assignment and Assumption of Service Contracts

Exhibit L     _     Assignment and Assumption of REA

Exhibit M     _     Tenant Notice Letter

Exhibit N     _     List of Required Tenants

                         AGREEMENT OF PURCHASE AND SALE

     THIS AGREEMENT OF PURCHASE AND SALE is made by and between COYOTE TULSA MALL, L.L.C., a Delaware limited liability company ("Seller"), and GLIMCHER PROPERTIES LIMITED PARTNERSHIP, ("Purchaser"), as of the "Effective Date" (as defined below).

                                   Article I.

                                    Property
                                    --------

     Seller hereby agrees to sell, and Purchaser hereby agrees to buy, all of Seller's right title and interest in the following property: (a) an approximately 34.32 acre parcel of real property (provided that the foregoing acreage includes the Dillard's, Foley's and Mervyn's parcels, which are owned by their respective department store occupants and are not included in the sale), together with all and singular the easements, covenants, agreements, rights, privileges, tenements, hereditaments and appurtenances thereunto now or hereafter belonging or appertaining, including, but not limited to, that certain Amended and Restated Grant of Reciprocal Easements, Declaration of Covenants Running with the Land and Development Agreement, by and among Seller, The May Department Stores Company ("May"), Dillard's, Inc. ("Dillards"), and Mervyn's subsidiary of Target Corporation ("Mervyn's"), dated January 15, 1997 (the "REA"), as supplemented by Dillard's Supplemental Agreement dated January 13, 1997 (the "Dillard Supplement"), May Supplemental Agreement dated January 13, 1997 (the "May Supplement"), and Mervyn's Supplement Agreement (the "Mervyn's Supplement"), located in the City of Tulsa, State of Oklahoma, more particularly described on Exhibit A attached to this Agreement (collectively, the "Land");
(b) the enclosed regional shopping mall located on the Land containing in the aggregate approximately 438,481 square feet of space (which square footage includes approximately 169,091 square feet of space leased to J.C. Penney Company, Inc.) (the "Building"), and other improvements of every kind located in, on and over the Land, generally known as "Tulsa Promenade" (the "Improvements"); (c) all tenant leases and license agreements relating to the Improvements, being the leases and license agreements referred to on the Rent Roll attached hereto as Exhibit B, as the same is updated at the time of Closing, (the "Leases") (the Land, Improvements, and Leases are referred to herein, collectively, as the "Real Property"); (d) all furniture, fixtures, equipment, and other personal property (both tangible and intangible, including, without limitation, any Service Contracts (as defined below) applicable thereto, other than the property management agreement, which, unless otherwise requested by Purchaser, shall be terminated), contract rights, tenant lists, advertising materials, telephone numbers, domain names, trade names, trade rights, and Seller's interest in the name "Tulsa Promenade" to the extent any of the foregoing is owned by Seller and contained in or related to the Improvements but not including property owned by the management company (the "Personal Property") (collectively, the Real Property and the Personal Property are sometimes referred to herein as the "Property").

                                   Article II.

                           Purchase Price and Deposits
                           ---------------------------

     The purchase price which the Purchaser agrees to pay and the Seller agrees to accept for the Property shall be the sum of FIFTY EIGHT MILLION THREE HUNDRED THOUSAND DOLLARS and No/100's ($58,300,000.00) (hereinafter referred to as the "Purchase Price"), subject to adjustment as hereinafter provided, payable as follows:

          (a) An earnest money deposit (the "Initial Deposit") of Two Million Dollars ($2,000,000.00), in cash, to be deposited by Purchaser with Flagler Title Company, 5 Harvard Circle, Suite 110 West Palm Beach, FL 33409 (the

     "Escrow Holder"), within two (2) Business Days (hereinafter defined) after delivery of five (5) fully executed copies of this Agreement to Escrow Holder, such Initial Deposit to be held in an interest-bearing escrow account by Escrow Holder, and such Initial Deposit will become earned and the non-refundable property of Seller upon expiration of the Feasibility Period (as hereinafter defined) except as hereinafter provided;

          (b) Purchaser may extend the Closing Date (but not the Feasibility Period) until 5 p.m. Tulsa, Oklahoma time on January 31, 2006, if Purchaser makes an additional earnest money deposit (the "Additional Deposit") of Five Hundred Thousand Dollars and No/100's ($500,000.00), in cash, to be deposited by Purchaser with Escrow Holder prior to the expiration of the Feasibility Period (as hereinafter defined), such Additional Deposit will be held in an interest bearing account by Escrow Holder; and

          (c) The balance of the Purchase Price shall be paid by Purchaser to Seller at the time of Closing by Federal wire transfer to the Escrow Holder, with the transfer of funds to Seller to be completed on the day of the Closing.

     The Initial Deposit and the Additional Deposit (if applicable) and all interest earned thereon are hereinafter referred to collectively as the "Deposit". The Deposit shall be paid to Seller at the Closing as a credit against the Purchase Price. Purchaser shall provide the Escrow Holder with its tax identification number, and all interest shall be for Purchaser's account for tax purposes.

     In addition to the Initial Deposit, Purchaser shall deposit five (5) fully executed copies of this Agreement with the Escrow Holder immediately after both parties have executed it. The date of such deposit shall be acknowledged by the

Escrow Holder on all copies, and such date shall be the "Effective Date" of this Agreement. The Escrow Holder shall retain one copy of this Agreement and deliver two (2) copies hereof to each of Purchaser and Seller and one (1) copy to the Title Company. The Escrow Holder, will cause Stewart Title Guaranty Company, to issue an Insured Closing Letter, to Seller, in a form that is satisfactory to Seller, within five (5) days after the Effective Date.

     "Business Day" shall mean all days except Saturdays, Sundays, National Holidays and other days when banks are permitted or required not to transact business in Oklahoma.

                                  Article III.

                                Failure to Close
                                ----------------

     3.1 PURCHASER'S DEFAULT

     If the sale is not consummated because of a default on the part of Purchaser, then, as Seller's sole and exclusive remedy for such default, Seller may terminate this Agreement by written notice to Purchaser. In such event, Escrow Holder must deliver the Deposit to Seller as liquidated damages for Purchaser's default. Such amount is agreed upon by and between Seller and Purchaser as liquidated damages due to the difficulty and inconvenience of ascertaining and measuring actual damages, and the uncertainty thereof. The remedy set forth in this Section 3.1 is Seller's sole and exclusive remedy for the sale not being consummated due to a default by Purchaser. However, nothing contained in this Section 3.1 limits Purchaser's liability for a default in the performance of any representations, covenants, indemnities or obligations that survive the Closing or the termination of this Agreement, and Seller will have the right to pursue any remedies available at law or in equity against Purchaser for a breach of such obligations. In no event will Purchaser ever be liable to Seller hereunder for any punitive, speculative, or consequential damages.

     3.2 Seller's Default

     If Seller defaults under this Agreement, then Purchaser may either (i) enforce specific performance hereunder and be entitled to recover Purchaser's costs and attorney fees in any such proceeding or (ii) terminate this Agreement and obtain the return of the Deposit. If Purchaser elects to enforce specific performance hereunder, it must file suit in the appropriate court within thirty
(30) calendar days after the scheduled Closing Date (and Purchaser's failure to do so will constitute a waiver of the remedy of specific performance hereunder). The remedies set forth in this Section 3.2 are Purchaser's sole and exclusive remedies. In no event will Seller ever be liable to Purchaser hereunder for any punitive, speculative, or consequential damages.

     3.3 Closing. The parties hereto agree to conduct a closing of this sale (the "Closing") at 12:00 Noon Central Time on or before January 17, 2006 (the "Closing Date"), (unless extended pursuant to the terms and conditions of
Article II (b) of this Agreement) and if extended pursuant to the terms and conditions of Article II (b), in no event later than January 31, 2006 (the "Outside Closing Date"), in the principal office of the Escrow Holder, or at such other place as may be agreed upon by the parties hereto. This Agreement shall terminate if transfer of title is not completed by the earlier to occur of the Closing Date or the Outside Closing Date (unless such failure to close is due to Seller's default, the date for Closing is extended pursuant to the matters described in Sections 5.4, 5.5, 5.6 and Article VI hereof, or the date for Closing is extended by agreement of the parties, which agreement shall be confirmed in writing).

     3.4 Closing Procedure. Seller shall execute and deliver or cause to be delivered to Escrow Holder on or before the Closing (a) a Limited Warranty Deed, in the form attached hereto and incorporated herein as Exhibit "C", proper for recording, conveying the Real Property to Purchaser, subject, however, to (i)
(A) any and all easements, rights of way, encumbrances, liens, covenants, restrictions, or other matters of record which have been approved by Purchaser or as to which objection has been waived by Purchaser (the "Permitted Exceptions"), and (B) any and all matters shown on the Survey (as defined in
Section 5.4), and either approved by Purchaser or as to which objection has been waived by Purchaser, (ii) taxes not yet due and payable, (iii) the rights of lessees and licensees of space in the Improvements at the time of Closing (to the extent shown on the Rent Roll as updated at the time of Closing), and (iv) any encumbrances created or permitted by the terms of this Agreement, including, if applicable, those approved by Seller and Purchaser; (b) a Bill of Sale and General Assignment in the form attached hereto and incorporated herein as Exhibit "D", dated as of the date of Closing conveying to Purchaser any and all Personal Property; (c) an Assignment and Assumption of Leases and Security Deposits in the form attached hereto and incorporated herein as Exhibit "E", dated the date of Closing, assigning all of the landlord's right, title and interest in and to any tenant and other leases covering all or any portion of the Real Property; (d) an Assignment and Assumption of Service Contracts in the form attached hereto and incorporated herein as Exhibit "K", dated as of the Closing; (e) an Assignment and Assumption of REA in the form attached hereto and incorporated herein as Exhibit "L", dated as of the Closing; (f) Tenant Notification Letters in the form attached hereto and incorporated herein as Exhibit "M" (the "Tenant Notices"), dated the date of the Closing, executed by Seller and Purchaser, and complying with applicable statutes in order to relieve Seller of liability for tenant security deposits (provided the security deposits are paid to Purchaser), notifying the tenants of the Real Property that the Property has been sold to Purchaser and directing the tenants to pay rentals to Purchaser (or Purchaser's designated agent); (g) to the extent in Seller's possession or under Seller's control, the originals of all leases, as-built plans and specifications, maintenance and service and any other contracts that are to be assumed; (h) subject to the provisions of Section 5.6 hereof, original copies of the Estoppels (as defined in Section 5.6); (i) an updated Rent Roll, in the form of the Rent Roll attached hereto and incorporated herein as Exhibit "B", dated within five (5) days of the date of the Closing; (j) affidavit that Seller is not a "foreign person" on the form attached hereto and incorporated herein as Exhibit "G"; (k) a master key or duplicate key for all locks in the Improvements; (l) to the extent in the possession of Seller or Seller's property management company, all engineering and maintenance records; (m) all of Seller's tenant correspondence files and (n) a copy of Seller's current payment account files for each tenant or occupant of the Property and a current aged delinquency report showing the status of payments due from tenants that are in arrears.

     3.5 Purchaser's Performance. At the Closing, Purchaser will cause the Purchase Price to be delivered to the Escrow Holder, and Purchaser will execute and deliver the Tenant Notices, the Assignment and Assumption of Leases and Security Deposits, the Bill of Sale and General Assignment, the Assignment and Assumption of REA, and Assignment and Assumption of Maintenance and Service Contracts.

     3.6 Evidence of Authority; Miscellaneous. Both parties will deliver to the Escrow Holder (and the Title Company, if requested by the Title Company) and each other such evidence or documents as may reasonably be required by the Escrow Holder or Title Company or either party hereto evidencing the power and authority of Seller and Purchaser and the due authority of, and execution and delivery by, any person or persons who are executing any of the documents required hereunder in connection with the sale of the Property. Both parties will execute and deliver such other documents as are reasonably required to affect the intent of this Agreement.

                                   Article IV.

                   Prorations of Rents, Taxes, Etc.; Expenses
                   ------------------------------------------

     4.1 Effective Time of Proration. All revenues, taxes, and property expenses shall be prorated at Closing between Purchaser and Seller as of 12:01 A.M. on the Closing Date, with Purchaser having the benefits and burdens of ownership on and after the Closing Date and Seller having such benefits and burdens prior to the Closing Date.

     4.2 Real Property Taxes. Seller shall be responsible for real property taxes for all periods prior to the Closing Date, and Purchaser shall be responsible for real property taxes for all periods from and after the Closing Date. Actual tax or assessment figures will be used for the proration or, if actual figures are not available, then the most recent assessed value of the Real Property will be used, multiplied by the current tax or assessment rate, with a subsequent cash adjustment to be made between Purchaser and Seller when actual tax or assessment figures are available.

     4.3 Security Deposits. All security deposits that have not been forfeited by the tenants under leases of space in the Property shall be transferred to Purchaser, or a credit shall be given for any such security deposits not transferred to Purchaser. A list of all such security deposits shall be attached as an exhibit to the Assignment and Assumption of Leases and Security Deposits delivered at Closing. Purchaser shall assume responsibility for all security deposits actually transferred or for which a credit is given, from and after the Closing Date.

     4.4 Personal Property Taxes, Permit Fees, Service Contracts. Personal property taxes, annual permit or inspection fees, sewer charges, fees under service contracts, utility charges, and other expenses normal to the operation and maintenance of the Property shall also be prorated as of the Closing Date.

     4.5 Rents. Rents and/or additional rents under the Leases shall be prorated as and when collected, subject to the following:

     In the event that there are any past due rentals for any month preceding the month of Closing and/or for the month of Closing owing by the tenant(s) at the Closing Date (hereinafter referred to as the "Past Due Rentals"), Purchaser and Seller agree that the rentals and monies received by Purchaser subsequent to the Closing Date from such tenant(s) shall be: (i) applied first to any rentals then due and owing to Purchaser for any period after the Closing; and (ii) applied second to the payment of Past Due Rentals, and Purchaser agrees to remit forthwith to Seller such portion of the rentals so collected to which Seller is entitled, without claim or setoff, abatement or deduction (other than actual collection costs). Seller shall retain all rights to rents and damages against the tenant(s) accruing prior to the Closing Date, including, without limitation, any claims for damages due to any such tenant's default, provided that Seller shall have no right to seek termination of such tenant's Lease. At Closing, Seller shall credit Purchaser with its proportionate share of any rents received by Seller prior to Closing relating to the number of days (including the Closing
Date) remaining in the month of Closing or subsequent months.

     Purchaser and Seller further agree that: (i) Seller is entitled hereunder to all of the Past Due Rentals for any month preceding the month of Closing and to its proportionate share of the Past Due Rentals for the month of Closing (in each case net of collection costs) regardless of the period of delinquency; (ii) Purchaser will cooperate (exclusive of tenant evictions and at the cost of Seller) with Seller in the collection of those of the Past Due Rentals that are in arrears over one month; and (iii) any of the Past Due Rentals that are still outstanding ninety (90) days after the date of Closing shall, at that time and upon request of Seller, be reassigned to Seller who may commence litigation to collect same, provided that Seller shall have no right to seek termination of such tenant's Lease.

     Any additional rents (i.e., payments other than those on account of fixed minimum rental charges including rents based upon tenant sales performance) received by Purchaser subsequent to the Closing Date from the tenant(s) pursuant to any of the Leases, but which relate to a period of time occurring both prior to and subsequent to the Closing Date ("Prorated Additional Rents"), shall be apportioned between Seller and Purchaser upon receipt thereof with the Seller entitled to a portion equal to the amount so received multiplied by a fraction, the denominator of which shall be the number of days in the lease year (or portion thereof) for which such items have been paid and the numerator of which shall be the number of days in the lease year (or portion thereof) for which such items have been paid that shall have elapsed from the commencement of such lease year (or relevant portion thereof) to and including the day immediately preceding the Closing Date. If such Prorated Additional Rents have been collected by Seller prior to the Closing Date, then on the Closing Date, Seller shall allow to Purchaser a credit against the Purchase Price in an amount equal to a fraction of such payments, the denominator of which shall be the number of days in the lease year for which such items have been paid and the numerator of which shall be the number of days, if any, remaining in the lease year for which such items have been paid from and after the date of Closing to the end of such lease year. If such Prorated Additional Rents are collected by Purchaser on or after the Closing Date, then Purchaser shall remit Seller's portion of rents due, to Seller within thirty (30) days after receipt of such rents by Purchaser. When additional rents have been finally determined, a final adjustment shall be made in a post-closing adjustment. As used herein, the term "lease year" means the relevant annual period for such payments in each lease. For example, if a Lease provides for CAM charges to be computed on a calendar year basis and percentage rent to be computed on a fiscal year basis ending January 31, adjustments for CAM would be made on the basis of a "lease year" which is a calendar year and adjustment for percentage rent would be made on the basis of a "lease year" which is a twelve month period ending January 31. Notwithstanding the foregoing, with respect to cart and kiosk licenses and seasonal leases as to which additional rents are not based on a lease year, the proration of additional rents shall be made in the same manner as provided above except that the period of proration shall be the applicable period as to which the additional rent is calculated.

     4.6 Utilities. Final readings on all gas, water and electric meters shall be made as of the date of Closing, and Seller and Purchaser shall cooperate to cause such readings to be made. If final readings are not possible, gas, water and electricity charges will be prorated based on the most recent period for which costs are available. Seller shall obtain, directly from the utility companies, the return of any deposits made by Seller with utility companies, and Purchaser shall be responsible for making all arrangements for the continuation of utility services, including making any required deposits.

     4.7 Leasing Commissions and Tenant Improvements. From and after the Effective Date, all leasing shall be done in accordance with said Section 7.2. Attached hereto and incorporated herein as Exhibit "N" is a list of Tenant's whose leasing commissions, tenant allowances, rent abatements or free rent periods and costs of tenant improvements (the "Leasing Costs") that remain unpaid and outstanding as of the Effective Date. The said Leasing Costs list shall be updated by Seller at Closing to identify and provide evidence of payment by Seller for all Leasing Costs paid by Seller prior to Closing and Purchaser shall receive a credit against the Purchase Price at Closing in the amount of all Leasing Costs that are the responsibility of Seller that remain unpaid at Closing, as further described in Section 7.3 hereof.

     4.8 Estimates; Post-Closing Adjustments. All items (including taxes) that are not subject to an exact determination on the Closing Date shall be estimated by the parties. When any item so estimated is, after the Closing capable of exact determination, the party in possession of the facts necessary to make the determination shall send the other party a detailed report on the exact determination so made and the parties shall adjust the prior estimate by making cash payments within thirty (30) days after both parties have received and agree on the results of said reports, but in no event later than June 30, 2006.

     4.9 Reconciliation of Tenant Reimbursable Charges. On or before April 15, 2006, Seller shall prepare a reconciliation of reimbursable charges by tenants for CAM, real estate taxes, insurance and other such charges under the leases (the "Tenant Reimbursable Charges") and payments therefore for calendar year 2005 (the "Reconciliation"). Purchaser agrees to cooperate with Seller in preparing such Reconciliation and shall be responsible for sending the same to tenants. Any Tenant Reimbursable Charges that are due to Seller as shown on the 2005 Reconciliation shall be treated as Past Due Rentals. Refunds or credits, if any, due any tenants with respect to Tenant Reimbursable Charges for calendar year 2005, shall be paid by Seller to Purchaser.

     Reconciliation of the 2006 Tenant Reimbursable Charges shall be the responsibility of Purchaser. Seller agrees to cooperate with Purchaser in Seller's preparation of such Reconciliation for 2006. Any Tenant's Reimbursable Charges that are due Seller as shown on the 2006 Reconciliation shall be paid to Seller within thirty (30) days of collection by Purchaser. Refunds or credits, if any, due any tenant's with respect to Tenant Reimbursable Charges for calendar year 2006, shall be paid by Seller to Purchaser upon disclosure of sufficient documentation from Purchaser to Seller.

     4.10 Expenses. Seller shall pay its own attorney's fees, the cost of recording any instruments required hereunder to clear title, the costs of the Survey, and one half of all state, county, or local transfer taxes, and one-half of any escrow fees. Purchaser shall pay all other costs and expenses related to the transaction or this Agreement including, but not limited to, all of Purchaser's attorneys' fees and expenses, mortgage taxes, recording charges for any conveyancing documents hereunder that are to be recorded, all costs of Purchaser's due diligence investigation, the costs of any endorsements to Purchaser's title insurance policy, one-half of all state, county, or local transfer taxes, and one-half of any escrow fee. Broker's commissions shall be paid as provided in Article VIII hereof.

     Seller will pay for the first fifty cents per thousand of Purchase Price for a basic Owner's Policy of Title Insurance (for example, a purchase price of $58,300,000.00 divided by $1,000.00 multiplied by $.50 equals $29.150.00 paid by
Seller). The Purchaser will pay for the remaining balance of the costs for a basic Owner's Policy of Title Insurance and all costs associated with any other amendments or endorsements thereto that are above fifty cents per thousand of Purchase Price..

                                   Article V.

                     Purchaser Inspections and Contingencies
                     ---------------------------------------

     5.1 Document Inspection. Within ten (10) Business Days from the Effective Date, Seller shall make available the documents relating to the Real Property as set forth on Exhibit "H", which Exhibit "H" is attached hereto and incorporated herein, for review by Purchaser, to the extent in Seller's or its property manager's possession.

     Purchaser agrees that if for any reason the Closing is not consummated, Purchaser will immediately (within five (5) business days) return to Seller all materials furnished to Purchaser pursuant to this Section 5.1.

     5.2 Physical Inspection. In addition to the items set forth in Section 5.1, Seller will make the Property available for inspection by Purchaser, and Purchaser shall, at Purchaser's risk, undertake such studies of the Property and physical inspections of the Property ("Purchaser's Tests and Studies") as Purchaser deems appropriate as soon as possible after the Effective Date of this Agreement and in accordance with the terms of this Agreement.

     At Purchaser's option, Purchaser's Tests and Studies may include, without limitation, a title examination, land use investigation, financing-requirements investigation, engineering inspection and a Phase 1 environmental audit; provided, however, any Phase 2 environmental audit shall require Seller's prior written approval, which shall be made is Seller's sole determination of Seller's assessment of the risks of material damage to the Property or the environment posed by Purchaser's proposed activity on the Property, and any Phase 2 audit shall be pursuant to a special access agreement and satisfactory to Seller and Purchaser. Purchaser shall provide Seller with a written request for permission to do a Phase 2 audit, including a description of the nature of the proposed investigation with reasonable specificity. Seller shall notify Purchaser, in writing within 3 Business Days following receipt of such request, whether Seller approves or disapproves of such Phase 2 environmental audit. If Seller fails to respond to the request for approval of such Phase 2 environmental audit within said 3-Business Day period, then Seller shall be deemed to have disapproved such Phase 2 environmental audit. If Seller elects not to permit such Phase 2 environmental audit, or elects to permit such Phase 2 environmental audit under conditions which Purchaser does not deem reasonable, then Purchaser shall have the right to terminate this Agreement and receive a return of its Deposit.

     Purchaser hereby agrees to pay, protect, defend, indemnify and save Seller harmless against all liabilities, obligations, claims (including mechanic's lien claims), damages, penalties, causes of action, judgments, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon, incurred by or asserted against Seller by reason of property damage or personal injury, as well as mechanics' liens or materialmen's liens, resulting from the conduct of Purchaser's Tests and Studies by Purchaser or by Purchaser's employees, agents or independent contractors and the actions of such persons on the Real Property. In the event any part of the Property is damaged or excavated by Purchaser, its employees, agents or independent contractors, Purchaser agrees to restore the Property to its condition prior to such damage or excavation and, in the event such restoration is not done and the Transaction is not consummated, to make such additional payments to Seller as may be reasonably required to pay for the actual, out-of-pocket costs that have been, or will be, incurred by Seller to return the Property to its condition immediately prior to such damage or excavation. Seller shall provide Purchaser with reasonable evidence as to the amount of such cost. Notwithstanding any provision to the contrary herein, Purchaser's obligations under this subparagraph shall survive the expiration or termination of this Agreement, and shall survive Closing, for a period of two (2) years as to property damage and for a period equal to the applicable statute of limitations as to personal injury.

     Before and during Purchaser's Tests and Studies, Purchaser and each representative of Purchaser, conducting any Purchaser Tests and Studies shall maintain workers' compensation insurance in accordance with applicable law, and Purchaser, or its representative conducting any Purchaser's Tests and Studies, shall maintain (1) commercial general liability insurance with limits of at least One Million Dollars ($1,000,000.00) for bodily or personal injury or death, for each incident (2) property damage insurance in the amount of at least Two Hundred Fifty Thousand Dollars ($250,000.00), and (3) contractual liability insurance with respect to Purchaser's obligations under this Agreement. Purchaser shall deliver to Seller evidence of such workers' compensation insurance and a certificate evidencing the commercial general liability, property damage and contractual liability insurance before conducting any of Purchaser's Tests and Studies on the Property. Each such insurance policy shall be written by a reputable insurance company having a rating of at least "A+VII" by Best's Rating Guide (or a comparable rating by a successor rating service), and shall otherwise be subject to Seller's prior approval. Such insurance policies shall name as additional insureds Seller and such other parties holding insurable interests as Seller may designate.

     5.3 Feasibility Period. If Purchaser determines that the development, ownership, use or financing of the Property as Purchaser intends is not feasible for any reason, then Purchaser shall have the right, to be exercised not later than 5 p.m. Central Time on December 30, 2005 (the "Feasibility Period") to elect to either proceed or not proceed with the purchase of the Property as contemplated herein. If, on or before the expiration of the Feasibility Period,

Purchaser has notified Seller that Purchaser is not satisfied, in its sole and absolute discretion, with all aspects of the Property, then this Agreement shall terminate, and Seller shall instruct the Title Company to return the Deposit (less one-half of any applicable escrow fee) to Purchaser, and neither party shall have any obligation to the other, except for the Surviving Covenants. If Purchaser does not provide such notice of termination on or before the last day of the Feasibility Period, then Purchaser shall be deemed to have determined to proceed with the acquisition despite any risks disclosed by Purchaser's Tests and Studies, and this Agreement shall remain in full force and effect.

     If this Agreement is terminated for any reason, Purchaser and its representatives will promptly return to Seller all written materials, including all provided due diligence materials and leases, and copies of third party inspection reports, pertaining to this Agreement, within five (5) business days of such termination. The obligations of this paragraph shall survive termination of this Agreement.

     5.4 Survey Contingency. Seller has obtained and shall deliver to Purchaser, at Seller's sole cost and expense, an ALTA as-built survey of the Property, certified as having been made in accordance with Accuracy Standards and Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, as adopted in 1992, including items 1-4 and 7-13 of Table A (the "Survey"). Seller agrees to add to the Survey, at Seller's sole cost and expense, Purchaser and Purchaser's Lender as addressees of the surveyor's certification and such additional details as are required in the commercially reasonable discretion of Purchaser's lender. Purchaser's obligation to purchase the Property is subject to its approval, on or prior to the last day of the Feasibility Period, of the Survey.

     Purchaser shall have ten (10) business days after receipt, to state in writing any objections Purchaser has to any condition of the Property shown on the Survey, including any objection to the boundaries set forth in the Survey and to the legal description (the "Notice of Survey Objections"). This contingency shall be deemed satisfied or waived if a Notice of Survey Objections is not received by Seller on or before such date. The Notice of Survey Objections shall state all of Purchaser's objections with specific reference to the Survey. Within five (5) Business Days after receipt of the Notice of Survey Objections, Seller shall give written notice to Purchaser stating as to each objection which one of the following responses it has elected: (i) to cure such objection, in which case Seller shall be deemed to have covenanted to cure such objection, and failure to effect such cure by the Closing Date shall constitute a default under this Agreement by Seller; or (ii) to use commercially reasonable efforts to cure such objection, in which case Seller shall be deemed to have covenanted to use commercially reasonable efforts to effect such cure, but provided that Seller uses such efforts, cure of the objection by the Closing Date shall be a condition of the Closing, not a covenant of Seller, and failure to effect such cure after using commercially reasonable efforts to do so shall not constitute a default by Seller; or (iii) not to cure such objection, in which case Purchaser shall have the right immediately, or at any time thereafter up to 5:00 P.M. Central Time the last day of the Feasibility Period, to terminate this Agreement, in which case the Deposit shall be returned to Purchaser and neither party shall have any further rights or duties hereunder except for the Surviving Covenants. If Purchaser does not terminate this Agreement as a result of failure of Seller to cure any such objection of Purchaser where Seller has made an election under part (ii) or part (iii), above, or if Purchaser closes the Transaction despite Seller's failure to cure any such objection of Purchaser where Seller has made an election under part

(i), above, then in either case Purchaser shall be deemed to have waived such objection. If Seller fails to make an election as provided above, then Seller shall be deemed to have made an election under part (iii) as to each such objection for which an election was not made.

     5.5 Title Contingency. Seller shall cause Stewart Title Guaranty Company, 1980 Post Oak Blvd., Suite 610, Houston, Texas 77056, Attn: Lynn Babineaux, Toll Free Phone: 800-729-1906, Direct Fax: (832) 553-7490, Email:
lbabineau@stewart.com (the "Title Company"), payable in accordance with Section
4.10 hereof, to issue to Purchaser, a commitment for an Owner's Title Insurance Policy on ALTA Form B 1992 or similar form (the "Title Commitment"). Purchaser's obligation to purchase the Property is subject to its approval, on or prior to the last day of the Feasibility Period, of the Title Commitment and there being no changes to the status of Title so that the Title Company may issue an Owner's Title Insurance Policy at Closing subject only to the exceptions contained in the Title Commitment approved prior to the end of the Feasibility Period. The Title Company shall also provide Seller with a copy of the Title Commitment and legible copies of the encumbrances. Stewart Title Guaranty Company shall receive a minimum of fifty cents per thousand dollars of Purchase Price for issuance of the Owner's Title Insurance Policy.

     Purchaser shall have until ten (10) business days after receipt to state in writing any objections Purchaser has to Seller's title (the "Notice of Title Objections"). This contingency shall be deemed satisfied or waived if a Notice of Title Objections is not received by Seller on or before such date. The Notice of Title Objections shall state all of Purchaser's objections to Seller's title as set forth in the Title Commitment with reasonable specificity.

     Within five (5) Business Days after receipt of the Notice of Title Objections, Seller shall give written notice to Purchaser stating as to each objection which one of the following responses it has elected: (i) to cure the objection, in which case Seller shall be deemed to have covenanted to cure such objection, and failure to effect such cure by the Closing Date shall constitute a default under this Agreement by Seller; or (ii) to use commercially reasonable efforts to cure such objection, in which case Seller shall be deemed to have covenanted to use commercially reasonable efforts to effect such cure, but provided that Seller uses such efforts, cure of the objection by the Closing Date shall be a condition of the closing, not a covenant of Seller, and failure to effect such cure after using commercially reasonable efforts to do so shall not constitute a default by Seller; or (iii) not to cure such objection, in which case Purchaser shall have the right immediately, or at any time thereafter up to the last day of the Feasibility Period, to terminate this Agreement, in which case the Deposit shall be returned to Purchaser and neither party shall have any further rights or duties hereunder except for the Surviving Covenants. If Purchaser does not terminate this Agreement as a result of failure of Seller to cure any such objection of Purchaser where Seller has made an election under part (ii) or part (iii), above, or if Purchaser closes the Transaction despite Seller's failure to cure any such objection of Purchaser where Seller has made an election under part (i), above, then in either case Purchaser shall be deemed to have waived such objection. If Seller fails to make an election as provided above, then Seller shall be deemed to have made an election under part (iii) as to each such objection for which an election was not made.

     Notwithstanding the foregoing, however, under all circumstances, Seller shall be obligated to satisfy, discharge, and release any and all mortgages, lease assignments, financing statements, and other monetary liens (other than liens for taxes that are not yet due and payable) on the Property, as identified in the Title Commitment, on or prior to the Closing Date. If such monetary liens are not satisfied prior to the Closing Date, then they shall be satisfied from the proceeds of sale.

     Notwithstanding that property descriptions, lists of appurtenant rights, and lists of encumbrances may be attached to this Agreement as exhibits or are attached to forms of documents attached as exhibits, such descriptions and lists are not approved by Purchaser and are subject to review as part of the title contingency set forth in this Section 5.5.

     5.6 Estoppels; SNDAs. Seller shall use good faith efforts (not involving the payment of money to any tenant) to obtain execution and delivery (not later than the three days prior to the expiration of the Feasibility Period) of a Tenant estoppel from J.C. Penney Company, Inc. and from Hollywood Theaters substantially in the form of Exhibit F-1, attached hereto and incorporated herein, anchor estoppels from each of Dillard's, May, and Mervyn substantially in the form of Exhibit F-2, attached hereto and incorporated herein (the "Anchor Estoppels"), and tenant estoppels from at least seventy five percent (75%), as measured by floor area, of the other permanent (defined as tenants having a term of one year or longer) tenants leasing and occupying space in the Building (but not from tenants under temporary leases or licenses) (the "Estoppel Tenants") substantially in the form of Exhibit F-3, attached hereto and incorporated herein (the "Tenant Estoppels") (the Penney Estoppel, the Hollywood Theaters Estoppel, the Anchor Estoppels, and the Estoppel Tenants, collectively, the "Required Estoppels"). Seller will submit to J.C. Penney, Hollywood Theater, the Anchors and the other tenants, Estoppels in the forms attached hereto and will use such good faith efforts to obtain signed Estoppels substantially in those forms. While Seller is obligated to use good faith efforts to obtain the Required Estoppels, Seller shall not be in default under this Agreement if Seller, despite using good faith efforts to obtain same, is unable to deliver the Required Estoppels. Rather, it shall be a condition of the Closing (for which Purchaser's sole remedy in the event of failure of such condition in spite of Seller's good faith efforts to obtain the Estoppels shall be to terminate the Purchase Agreement and receive a refund of the Deposit) that Seller deliver the Required Estoppels provided that the parties may agree to a reasonable extension of the Closing Date for Seller to obtain and deliver the Required Estoppels. If Seller fails to deliver Tenant Estoppels from tenants representing ninety percent (90%) of the space leased to all Estoppel Tenants (as measured by floor area), then Seller shall provide a certificate to Purchaser certifying as to the statements in the Tenant Estoppel form for any tenants that fail to execute estoppels, up to said ninety percent (90%).

     In addition, Seller will submit to J.C. Penney, Hollywood Theater and all Estoppel Tenants subordination, nondisturbance and attornment agreements ("SNDAs") in the form required by Purchaser's lender, or otherwise mutually acceptable to Purchaser and Seller, and will reasonably cooperate with Purchaser to try to obtain executed SNDAs. Delivery of SNDAs shall not be a covenant of Seller.

     5.7 Service Contracts. In connection with its document review under Section
5.1 hereof, on or prior to the last day of the Feasibility Period, Purchaser may direct Seller to terminate any service and maintenance contracts that Purchaser does not want to assume. All termination fees and other costs of termination shall be paid by Purchaser. Notwithstanding the foregoing, however, Seller shall terminate the Management and Leasing Agreement as of the Closing Date, at Seller's sole cost and expense.

     5.8 Additional Conditions of Closing. The duty of Purchaser to close shall be contingent upon satisfaction of the following conditions on or prior to the Closing Date (but satisfaction of such conditions shall not be a covenant of Seller).

          5.8.1 Consents of Third Parties. All third parties having the contractual right to do so, shall have consented to and approved the transaction contemplated by the Agreement. Seller shall pay any fees or expenses of any such third party in connection with any such consent, to the extent required to do so by the applicable Agreements.

          5.8.2 Licenses. All permits and licenses necessary to allow the Property to continue to operate after the closing in the same manner as presently being operated shall have been obtained by Purchaser or its agents.

          5.8.3 No Adverse Change; Representations; Covenants. There shall not be any change in the zoning of the Property following the expiration of the Feasibility Period that materially adversely affects the ability of Purchaser to use the Property for the purposes for which it is currently being used. If the Property is a non-conforming structure or is subject to a variance, there shall not have occurred any event following the expiration of the Feasibility Period that would interfere with Purchaser's continued use of such non-conforming structure or variance. If any of the representations in the Agreement is not true, Seller shall qualify such representation at the Closing, but Purchaser shall not have a right to terminate the Agreement unless the facts causing such qualification would have a material adverse effect on the Property or the Purchaser following the Closing.

          5.8.4 Governmental Consents and Approvals. All requisite filings shall have been made with, and all requisite consents and approvals for the sale of the Property shall have been obtained from, all applicable regulatory and other governmental authorities and third parties, including, without limitation, any required approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          5.8.5 Free and Clear. Fee simple title to the Property shall be delivered to Purchaser subject only to the Permitted Exceptions, as conclusively evidenced by the commitment of the Title Company to issue the Title Policy so insuring.

          5.8.6 Management Contracts. On the closing date, there shall be no management or leasing agreements or contracts, whether written or oral, covering, applying to or encumbering the Property. Further, Purchaser shall have no obligations, financial or otherwise, to Seller's management and leasing agents for any reason.

                                   Article VI.

                      Loss due to Casualty or Condemnation
                      ------------------------------------

     6.1 Loss due to Condemnation. In the event of a condemnation of all or a Substantial Portion (as hereinafter defined) of the Real Property which condemnation shall or would render a Substantial Portion of the Real Property untenantable or would result in the Real Property not having sufficient parking to comply with applicable law or the specific requirements of the REA or any Lease, Purchaser may, upon written notice to Seller given within ten (10) days of receipt of notice of such event, cancel this Agreement, in which event Seller shall instruct the Escrow Holder to return the Deposit, this Agreement shall terminate and neither party shall have any rights or obligations hereunder except for the Surviving Covenants. In the event that Purchaser does not elect to terminate, or if the condemnation affects less than a Substantial Portion or does not materially affect the parking area, then this Agreement shall remain in full force and effect, and Seller shall be entitled to all monies received or collected by reason of such condemnation prior to Closing. In such event, the transaction hereby contemplated shall close in accordance with the terms and conditions of this Agreement, except that there will be an abatement of the Purchase Price equal to the amount of the gross proceeds received by Seller by reason of such condemnation prior to Closing; provided, however, that if any separate award is made for costs and attorney's fees, Seller shall be entitled to retain such separate award. If the condemnation proceeding shall not have been concluded prior to the Closing, then there shall be no abatement of the Purchase Price and Seller shall assign any interest it has in the pending award to Purchaser. For purposes of this Section 6.1, a Substantial Portion shall mean a condemnation of the Real Property in excess of Five Million Dollars ($5,000,000) in value of the Real Property.

     6.2 Loss due to Casualty. In the event of Substantial Loss or Damage (as hereinafter defined) to the Real Property by fire or other casualty (not resulting from acts of Purchaser), Purchaser may, upon written notice to Seller given within ten (10) days of receipt of notice of such event, cancel this Agreement in which event Seller shall instruct the Escrow Holder to return the Deposit to Purchaser and this Agreement shall terminate and neither party shall have any rights or obligations hereunder except for the Surviving Covenants. In the event that Purchaser does not elect to terminate, or if the casualty results in less than Substantial Loss or Damage, then this Agreement shall remain in full force and effect and Seller shall be entitled to all insurance proceeds received or collected by reason of such damage or loss, whereupon the transaction hereby contemplated shall close in accordance with the terms and conditions of this Agreement except that there will be abatement of the Purchase Price equal to the amount of the gross proceeds, plus Seller's deductible, provided that such abatement will be reduced by the amount expended by Seller in accordance with Article VII hereof for restoration of the Property following the casualty, and provided, further, that such abatement will be further reduced by the amount that the gross proceeds include any separate award for costs (including preservation costs) and attorney's fees. If the casualty insurance loss settlement shall not have been concluded prior to the Closing, then there shall be an abatement of the Purchase Price in the amount of Seller's deductible and Seller shall assign any interest it has in the pending insurance settlement to Purchaser. Alternatively, Purchaser may, in its discretion, have Seller repair or replace the damaged Property, and there shall be no abatement of the Purchase Price in such case. However, Purchaser shall not be entitled to require Seller to effect repair or replacement unless the loss is entirely covered by insurance (except for any applicable deductible) and the repair or replacement will take no more than three (3) months to complete. For purposes of this
Section 6.2, "Substantial Loss or Damage" shall mean loss or damage to the parking and/or any portion of the Building the cost for repair of which exceeds, Five Million Dollars ($5,000,000) of the value of the Real Property.

                                  Article VII.

                    Operation and Maintenance of the Property
                    -----------------------------------------

     7.1 Maintenance, Operation and Insurance. Between the time of execution of this Agreement and the Closing, Seller shall pay its obligations and operate the Property in the ordinary course of business, shall not enter into any transactions outside the ordinary course of business, shall keep the Real Property insured for 100% of replacement cost (less any applicable deductible), shall maintain the Property in good condition and repair, reasonable wear and tear excepted, shall use its best efforts to preserve and retain the future development capacity of the Property in its present condition, shall perform all work required to be done under the terms of any lease or agreement relating to the Property, and shall timely make all repairs, maintenance and replacements of equipment or improvements, the same as though Seller were retaining the Property; except that Seller shall have no duty to continue any capital improvement, renovation, or re-tenanting programs and in the event of a fire or other casualty, damage or loss, Seller shall have no duty to repair said damage except as otherwise provided in Section 6.2 of this Agreement. However, Seller may repair any such damage with Purchaser's prior, written approval and may, without Purchaser's approval, repair damage where such repair is necessary in Seller's reasonable opinion to preserve and protect the health and safety of tenants of the Property or to preserve the Property from imminent risk of further damage or if required to do so by Seller's insurance carrier. Any such emergency repairs shall be reported to Purchaser within 48 hours of their completion.

     7.2 Leasing. During the period from the Effective Date until the Closing Date, Seller shall not lease any portion of the Real Property or amend or terminate any existing lease without first obtaining Purchaser's written approval, which approval, if requested prior to the expiration of the Feasibility Period shall not be unreasonably denied or delayed but, which approval, after expiration of the Feasibility Period shall be in Purchaser's sole discretion. The foregoing to the contrary notwithstanding, Seller may proceed to enter into new leases with the tenants and at the business terms listed on Exhibit "N" attached hereto and incorporated herein (each such lease with the listed tenants in Exhibit N hereafter a "Required New Lease"). Purchaser shall have five (5) business days from the date Seller provides Purchaser with the business terms of the new lease, or modification or termination of any existing lease, together with any information reasonably requested by Purchaser regarding such tenant, to approve or reject such lease, modification or termination. If Purchaser fails to respond within said time period, it shall be deemed to have approved said lease, modification or termination, as applicable. Following Closing, Purchaser will be obligated to pay any leasing costs for any new lease approved by Purchaser provided that Seller shall be responsible for all Leasing Costs associated with any Required New Lease and Purchaser shall be entitled to a credit against the Purchase Price for any Leasing Costs for any Required New Lease that remains unpaid at Closing. Prior to Closing, Seller shall be entitled, without Purchaser's consent or approval, to enter into leases or licenses with a term of one (1) year or less ("Temporary Leases") or licenses of space that are terminable on thirty (30) days notice. Subsequent to the expiration of the Feasibility Date, without the consent of Purchaser, Seller shall not apply any security deposits held against rents owed by any tenant.

     7.3 Required New Leases. In the event that Seller has not entered into a fully executed and enforceable lease with each of the Required New Lease tenants identified in Exhibit "N", at Closing, Purchaser shall receive a credit against the Purchase Price equal to the Leasing Cost for each respective Required New Lease for which a fully executed and enforceable lease has not been entered into by Seller. In addition, to the extent that as of the Closing date any Required New Lease tenant signed a new lease but has not opened and commenced the payment of fixed minimum rent under its executed lease, Purchaser shall receive a credit against the Purchase Price equal to the amount of fixed minimum rent that such tenant would have been obligated to pay if open between the Closing Date and the required rental commencement date under the said lease, up to a maximum of one
(1) year.

     In the event that a particular Required New Lease is not executed by Closing, in addition to the Purchaser receiving a credit for the unpaid Leasing Costs associated with that Required New Lease, Seller shall also enter into a master lease with the Purchaser for that particular space under the following terms: 1) The rent payable by Seller shall be the stated Minimum rent described in the particular Required New Lease only; 2) Seller shall not pay any additional rents, charges or cost recoveries; 3) The term of each master lease shall be for a maximum of five years from the date of the Closing; 4) Rent shall be payable monthly in advance; 5) The master lease for a particular Required New Lease shall terminate without further obligation of the Seller upon the first to occur of the following: a) Purchaser executes the Required New Lease; b) Purchaser executes a lease with the Required New Lease tenant in another space in the Property; c) Purchaser executes a lease with any tenant in all or part of the particular Required New Lease space; or d) the expiration of five years from the Closing Date.

                                  Article VIII.

                                     Broker
                                     ------

     Purchaser and Seller represent to each other that they have dealt with no agent or broker who in any way has participated as a procuring cause of the sale of the Property, except Granite Partners, L.L.C. or its affiliate ("Broker"). Seller shall pay a commission to Broker at the Closing pursuant to a separate brokerage agreement between Seller and Broker. Purchaser and Seller each agree to defend, indemnify and hold harmless the other for any and all judgments, costs of suit, attorneys' fees, and other reasonable expenses which the other may incur by reason of any action or claim against the other by any broker, agent, or finder with whom the indemnifying party has dealt arising out of this Agreement or any subsequent sale of the Property to Purchaser except for the above-described commissions, which shall be paid by Seller at the Closing. The provisions of this Article VIII shall survive the Closing and any termination of this Agreement.

                                  Article IX.

                         Representations and Warranties
                         ------------------------------

     9.1 Limitations on Representations and Warranties. Purchaser hereby agrees and acknowledges that, except as set forth in Section 9.2 below, neither Seller nor any agent, attorney, employee or representative of Seller has made any representation whatsoever regarding the subject matter of this sale, or any part thereof, including (without limiting the generality of the foregoing) representations as to the physical nature or condition of the Property or the capabilities thereof, and that Purchaser, in executing, delivering and/or performing this Agreement, does not rely upon any statement and/or information to whomever made or given, directly or indirectly, orally or in writing, by any individual, firm or corporation. PURCHASER AGREES TO TAKE THE REAL PROPERTY AND THE PERSONAL PROPERTY "AS IS," "WHERE IS" AND WITH "ALL FAULTS" AS OF THE DATE HEREOF, AND AS OF THE DATE OF CLOSING, REASONABLE WEAR AND TEAR, AND MINOR DAMAGE CAUSED BY THE REMOVAL OF ANY PERSONAL PROPERTY OR FIXTURES NOT INCLUDED IN THIS SALE, EXCEPTED. EXCEPT AS SET FORTH IN SECTION 9.2 BELOW, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE PHYSICAL CONDITION OF THE PROPERTY OR THE SUITABILITY THEREOF FOR ANY PURPOSE FOR WHICH PURCHASER MAY DESIRE TO USE IT. SELLER HEREBY EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER WARRANTIES OR REPRESENTATIONS AS TO THE PHYSICAL CONDITION OF THE PROPERTY. PURCHASER, BY ACCEPTANCE OF THE DEED, AGREES THAT IT HAS INSPECTED THE PROPERTY AND ACCEPTS SAME "AS IS", "WHERE IS"

AND "WITH ALL FAULTS". Notwithstanding anything contained in this Agreement or according to the doctrine or merger or any other legal principal to the contrary, the disclaimers contained in this paragraph 9.1 will survive the Closing.

     Purchaser understands that any financial statements and data, including, without limitation, gross rental income, operating expenses and cash flow statements, to be made available by Seller to Purchaser, will be unaudited financial statements and data not prepared or reviewed by independent public accountants, and that Seller makes no representation as to the accuracy or completeness thereof, except that such financial statements were prepared in the regular course of Seller's business.

     9.2 Representations and Warranties. Seller makes the following representations and warranties and agrees that Purchaser's obligations under this Agreement are conditioned upon the truth and accuracy of such representations and warranties, both as of this date and as of the date of the
Closing:

     (a) Subject to the provisions of Section 12.14 hereof, Seller has the corporate power and authority to enter into this Agreement and convey the Property to Purchaser, and COYOTE TULSA MALL, L.L.C., a Delaware limited liability company is authorized to execute this Agreement and the other documents referred to herein and to perform hereunder and thereunder on behalf of Seller;

     (b) To the best of Seller's knowledge, Seller has received no notice of any existing, pending or threatened litigation, governmental investigation, administrative proceeding or condemnation or sale in lieu thereof, with respect to any portion of the Real Property, except as noted on Exhibit I attached hereto and incorporated herein;

     (c) Except for those tenants and licensees in possession of the Real Property under written leases or license agreements for space in the Real Property, as shown in the Rent Roll, to the best of Seller's knowledge there are no parties in possession of, or claiming any right to possession of any portion of the Real Property as lessees, tenants at sufferance, licensees, trespassers or otherwise;

     (d) There are no attachments or executions affecting the Property, and there are no general assignments for the benefit of creditors or voluntary or involuntary proceedings in bankruptcy, pending or, to the best of Seller's knowledge, threatened, against Seller;

     (e) During the period of Seller's ownership of the Real Property, Seller has not itself, and to the best of Seller's knowledge no prior owner or current or prior tenant or other occupant of all or any part of the Real Property at any time has, used, generated, processed, stored, disposed of, or transported Hazardous Materials (hereinafter defined) on, from, or affecting the Real Property in any manner that violates any of the Environmental Laws (hereinafter defined).

     "Hazardous Materials" shall mean and include those elements, materials, compounds, mixtures or substances which are now or hereafter contained in any list of hazardous substances adopted by the United States Environmental Protection Agency (the "EPA") or any list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious, flammable or radioactive by any of the Environmental Laws (hereinafter defined), and, whether or not included in such lists, shall be deemed to include all products or substances which are or contain petroleum, natural gas, natural gas liquids, asbestos, and polychlorinated biphenyls.

     "Environmental Laws" shall mean and include any Federal, State, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic, or dangerous waste, substance, element, compound, mixture or material, as now or at any time hereafter in effect including, without limitation, the Federal Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.ss.9601 et seq., the Superfund Amendments and Reauthorization Act, 42 U.S.C. ss.ss.9601 et. Seq., the Federal Toxic Substances Control Act, 15 U.S.C. ss.ss.2601 et seq. seq., the Federal Resource Conservation and Recovery Act as amended, 42 U.S.C. ss.ss.6901 et seq. seq., the Federal Hazardous Material Transportation Act, 49 U.S.C. ss.ss.1801 et seq. seq., the Federal Clean Air Act 42 U.S.C. ss.7401 et seq. seq., the Federal Water Pollution Control Act, 33 U.S.C. ss.1251 et seq. seq., the River and Harbors Act of 1899, 33 U.S.C. ss.ss.401 et seq. seq., and all rules and regulations of the any governmental authorities under such laws.

     Notwithstanding anything contained herein to the contrary, "Hazardous Materials" shall not include any ordinary use and incidental storage of small and insignificant amounts of substances reasonably necessary for the regular and ordinary maintenance of the Property, or consumed in the repair and ordinary use of common office business machines, nor to gasoline, oil, and other automotive fluids to the extent that they are contained in the common and ordinary manner in motor vehicles visiting the Real Property, in each case provided that the same do not constitute, give rise to, or create any substantial risk of any violation of any requirements of any Environmental Law.

     (f) The service and maintenance contracts ("Service Contracts") described on Exhibit J attached hereto and incorporated herein are the only such contracts in effect for the Property; and

     (g) Seller is not, and will not be, a person or entity with whom Purchaser is restricted from doing business under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56 (commonly known as the "USA Patriot Act") and Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001 and regulations promulgated pursuant thereto (collectively, "Anti Terrorism Laws"), including without limitation persons and entities named on the Office of Foreign Asset Control Specially Designated Nationals and Blocked Persons List.

     9.3 Seller's Knowledge. Whenever the term "to the best of Seller's knowledge" is used in this Agreement or in any representations and warranties given to Purchaser at Closing, such knowledge shall be the actual knowledge of Michael E. Rulli, Chief Executive Officer, and Robert D. Lee, President (the "Key Person"). Seller shall have no duty to conduct any further inquiry in making any such representations and warranties, and no knowledge of any other person shall be imputed to the Key Person. Purchaser acknowledges that Seller is not a hands-on Owner, and employs third-party management to oversee the daily operations of the Property and that Seller has limited information and knowledge pertaining to the Property.

     9.4 Survival. All representations and warranties contained in Section 9.2 will survive the Closing of this transaction (but only as to the status of facts as they exist as of the Closing, it being understood that Seller makes no representations or warranties which would apply to changes or other matters occurring after the Closing), but shall expire on the date twelve (12) months from the date of Closing, and no action on such representations and warranties may be commenced after such expiration.

     9.5 Representations and Warranties of Purchaser. Purchaser makes the following representations and warranties and agrees that Seller's obligations under this Agreement are conditioned upon the truth and accuracy of such representations and warranties, both as of this date and as of the date of
Closing:

     (a) Purchaser is not, and will not be, a person or entity with whom Seller is restricted from doing business under the Uniting and Strengthening American by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56 (commonly known as the "USA Patriot Act") and Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001 and regulations promulgated pursuant thereto (collectively, "Anti Terrorism Laws"), including without limitation persons and entities named on the Office of Foreign Asset Control Specially Designated Nationals and Blocked Persons List.

     (b) At Closing, Purchaser will be duly authorized to consummate the transaction contemplated by this Agreement.

                                   Article X.

                                   Assignment
                                   ----------

     This Agreement may not be assigned or transferred by Purchaser except to an affiliate of Purchaser or to a joint venture in which Purchaser or an affiliate of Purchaser has a controlling interest. As used herein, an "affiliate" of Purchaser shall mean an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with Purchaser. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity. No assignment shall relieve Purchaser of any of its obligations under this Agreement.

                                  Article XI.

                                     Notices
                                     -------

Any notice, request, demand, consent, approval and other communications under this Agreement shall be in writing, and shall be deemed duly given or made at the time and on the date when received by facsimile if such date is a Business Day (provided that the sender of such communication shall orally confirm receipt thereof by the appropriate parties and send a copy of such communication to the appropriate parties within one (1) Business Day of such facsimile) or when personally delivered if such date is a Business Day as shown on a receipt therefor (which shall include delivery by a nationally recognized overnight delivery service) or three (3) Business Days after being mailed by prepaid registered or certified mail, return receipt requested, to the address for each party set forth below. Any party, by written notice to the other in the manner herein provided, may designate an address different from that set forth below.:

SELLER:             COYOTE TULSA MALL, L.L.C.
                    16475 Dallas Parkway, Suite 250
                    Addison, Texas  75001
                    Attention:       Michael E. Rulli
                    Telephone #:     (972) 248-9375
                    Telecopy #:      (972) 248-0871

with a copy to:     Kane, Russell, Coleman & Logan
                    3700 Thanksgiving Tower
                    1601 Elm Street
                    Dallas, TX  75201-7207
                    Attn:  David L. Pratt, Esq.
                    Telephone #:     (214) 777-4200
                    Telecopy #:      (214) 777-4299

PURCHASER:          Glimcher Properties Limited Partnership
                    150 East Gay Street
                    Columbus, OH 43215
                    Telephone #:  (614) 621-9000
                    Telecopy#:  (614) 621-8863
                    Attn:  George Schmidt, Esq.

Delivery will be deemed complete upon actual receipt or refusal to accept delivery.

                                  Article XII.

                                  Miscellaneous
                                  -------------

     12.1 Successors and Assigns. All the terms and conditions of this Agreement are hereby made binding upon the executors, heirs, administrators, successors and permitted assigns of both parties hereto.

     12.2 Gender. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     12.3 Captions. The captions in this Agreement are inserted only for the purpose of convenient reference and in no way define, limit or prescribe the scope or intent of this Agreement or any part hereof.

     12.4 Construction. No provision of this Agreement shall be construed by any Court or other judicial authority against any party hereto by reason of such party's being deemed to have drafted or structured such provisions.

     12.5 Entire Agreement. This Agreement constitutes the entire contract between the parties hereto and there are no other oral or written promises, conditions, representations, understandings or terms of any kind as conditions or inducements to the execution hereof and none have been relied upon by either party.

     12.6 Recording. The parties agree that this Agreement shall not be recorded. If Purchaser causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of the Seller.

     12.7 No Continuance. Purchaser acknowledges that there shall be no assignment, transfer or continuance of any of Seller's insurance coverage or of the property management contract.

     12.8 Time of Essence. Time is of the essence in this transaction.

     12.9 Original Document. This Agreement may be executed by both parties in counterparts in which event each shall be deemed an original.

     12.10 Governing Law. This Agreement shall be construed, and the rights and obligations of Seller and Purchaser hereunder, shall be determined in accordance with the laws of the State of Oklahoma.

     12.11 Acceptance of Offer. This Agreement constitutes Seller's offer to sell to Purchaser on the terms set forth herein and must be accepted by Purchaser by signing five (5) copies hereof and delivering them to Escrow Holder together with the Deposit no later than 5:00 p.m. Central Time on December 9, 2005. If Purchaser has not accepted this Agreement by such date, then this Agreement and the offer represented hereby shall automatically be revoked and shall be of no further force or effect.

     12.12 Confidentiality. Except as otherwise provided herein, Seller, Purchaser and their agents agree not to disclose to the public, or to any third party any information regarding the terms of this Agreement, without the prior written consent of the non-disclosing party to this Agreement. Furthermore, Purchaser and Seller agree that all documents and information concerning the Property delivered to Purchaser, the subject matter of this Agreement, and all negotiations will remain confidential. Notwithstanding the foregoing, Seller, Purchaser or Escrow Holder may disclose any aspect of this Agreement if required under applicable law or reporting requirements of any regulatory agency but only after giving the non-disclosing party two days prior written notice. Furthermore, Seller and Purchaser may disclose such matters on a confidential basis to any attorneys, accountants, professional consultants, financial advisors, partners, investors or potential investors, or lenders or potential lenders to the extent necessary to complete the transaction contemplated by this Agreement. The provisions of this Section 12.12 will survive any termination or cancellation of this Agreement.

     12.13 Surviving Covenants. Notwithstanding any provisions hereof to the contrary, the provisions of the third grammatical paragraph of Section 5.2 hereof and the provisions of Article VIII hereof (collectively, the "Surviving Covenants") shall survive the closing and any termination of this Agreement.

     12.14 Maximum Aggregate Liability. Notwithstanding any provision to the contrary contained in this Agreement or any documents executed by Seller pursuant hereto or in connection herewith, the maximum aggregate liability of Seller, and the maximum aggregate amount which may be awarded to and collected by Purchaser, in connection with the Property, and all matters related to this Agreement and under any and all documents executed pursuant hereto or in connection herewith (including, without limitation, in connection with the breach of any of Seller's warranties) shall not exceed FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00). The provisions of this section shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement, for a maximum of twelve (12) months.

     12.15 Section 1031 Exchange. Purchaser acknowledges that Seller may sell the Property pursuant to the terms of the Internal Revenue Code Section 1031. All costs and fees of such Section 1031 Exchange will be paid by Seller. Purchaser shall cooperate with Seller and execute documents reasonably hereunder for Seller to conduct a like-kind exchange. In no event will Purchaser (i) be required to take title to any real property other than the Property by conveyed herein, (ii) have its rights under this Agreement reduced, affected or diminished, or (iii) bear any costs or expenses.

     12.16 Facsimile Signatures. Signatures to this Agreement transmitted by telecopy shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied signature and shall accept the telecopied signature of the other party to this Agreement.

     12.17 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY PROCEEDINGS BROUGHT BY THE OTHER PARTY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF PURCHASER AND SELLER HEREUNDER.

     12.18 ERISA. Purchaser represents and warrants to Seller that:

          (1) Purchaser is not an employee benefit plan subject to the provisions of Title IV of ERISA or subject to the minimum funding standards under Part 3, Subtitle B, Title I of ERISA or Section 412 of the Internal Revenue Code or Section 302 of ERISA, and none of the assets of Purchaser constitute or will constitute assets of any such employee benefit plans subject to Part 4, Subtitle B, Title I of ERISA.

          (2) Purchaser is not a "governmental plan" within the meaning of
Section 3(32) of ERISA, and the funds used by Purchaser to acquire the Property are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

          (3) Purchaser is not a Separate Account, or an "affiliate" of Seller as defined in Section IV(b) of PTE 90-1.

     Purchaser hereby agrees to execute such documents or provide such information as Seller may require in connection with the Transaction or to otherwise assure Seller that: (i) the Transaction is not a prohibited transaction under ERISA, (ii) that the Transaction is otherwise in full compliance with ERISA and (iii) that Seller is not in violation of ERISA by compliance with this Agreement and by closing the Transaction. Seller shall not be obligated to consummate the Transaction unless and until the Transaction complies with ERISA and Seller is satisfied that the Transaction complies in all respects with ERISA. The obligations of Purchaser under this section shall survive the Closing and shall not be merged therein.

                            [Signatures on Next Page]

EXECUTED BY SELLER this 9th day of December, 2005.

                                    SELLER:

                                    COYOTE TULSA MALL, L.L.C.,
                                    a Delaware limited liability company

                                    By: Coyote Tulsa Holding, L.L.c.,
                                        a New York limited liability company,
                                        its sole member

                                    By: Coyte Tulsa Investors, L.L.C.,
                                        a Delaware limited liability company,
                                        its managing member

                                    By: /s/ Michael E. Rulli
                                        ------------------------
                                        Michael E. Rulli
                                        Chief Executive Officer

EXECUTED BY PURCHASER this 9th day of December, 2005.

                              PURCHASER:


                              GLIMCHER PROPERTIES LIMITED PARTNERSHIP, A
                              Delaware limited partnership


                              By: Glimcher Properties Corporation,
                                  a Delaware corporation, its general partner


                                  By:    /s/ Michael P. Glimcher
                                         --------------------------------------
                                  Name:  Michael P. Glimcher
                                         --------------------------------------
                                  Title: President and Chief Executive Officer
                                         --------------------------------------

Receipt of original copies of this Agreement executed by Seller and Purchaser is acknowledged this 9th day of December, 2005.


                                    ESCROW HOLDER:



                                    By:      /s/ Peggy Gamblin
                                             ----------------------------
                                    Name:    Peggy Gamblin
                                             ----------------------------
                                    Title:   Escrow Officer
                                             ----------------------------

                                    EXHIBIT A

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                               Description of Land
                               -------------------

                  [The Description of Land follows this page.]
                  --------------------------------------------

                              TULSA PROMENADE MALL


                                LEGAL DESCRIPTION


TRACT A

A tract or parcel of land lying in the Northwest Quarter (NW/4) of Section 27, Township 19 North, Range 13 East of the Indian Base and Meridian in Tulsa County, State of Oklahoma, according to the United States Government Survey thereof, being more particularly described by metes and bounds as follows:

BEGINNING at a point that is the Northwest corner of said Section 27, said beginning point being the intersecting point of the centerline of East 41st Street with the centerline of South Yale Avenue; thence South 89(degree) 58' 18" East along the North line of Section 27 and the center line of East 41st Street, a distance of 1320 feet to a point for corner; thence due South along a line parallel to the West line of Section 27, a distance of 240 feet to point for corner; thence South 89(degree) 58' 18" East along a line parallel to the North line of Section 27, a distance of 155 feet to the West right of way line of Darlington Avenue, being point for corner; thence due South along the West right of way line of Darlington Avenue, a distance of 603.52 feet to point of curve of a right of way curve to the left, and continuing along said curve having a central angle of 15(degree) 00' 00", a radius of 305 feet, a distance of 79.85 feet to point of tangency, and continuing along the West right of way line of Darlington Avenue at a bearing of South 15(degree) 00' 00" East, a distance of
58.98 feet to the North right of way line of East 43rd Street, being point for corner; thence South 72(degree) 34' 51" West along the north right of way line of East 43rd Street, a distance of 655.77 feet to point of curve of a right of way curve to the right and continuing along said curve having a central angle of 17(degree) 25' 09" a radius of 405 feet, a distance of 123.13 feet to the point of tangency, and continuing along the North right of way line of East 43rd Street at a bearing due West, a distance of 513.72 feet to point for corner; thence due North along a line parallel to the West line of Section 27, a distance of 155 feet to point for corner; thence due West for a distance of 240 feet to the center line of South Yale Avenue and to the West line of Section 27, being point for corner; thence due North along the center line of South Yale Avenue and along the West line of Section 27, a distance of 1040.04 feet to the Place of Beginning.

LESS AND EXCEPT:

A tract of land lying in the Northwest Quarter (NW/4) of Section 27, Township 19 North, Range 13 East of the Indian Base and Meridian in Tulsa County, State of Oklahoma, being more particularly described as follows, to wit:

COMMENCING at the Northwest corner of Section 27; thence due South along the Westerly line of said Section 27 a distance of 850.19 feet; thence due East a distance of 285.74 feet to the Point of Beginning of said tract of land; thence due North a distance of 211.44 feet; thence North 45(degree) 00' 00" East a distance of 62.07 feet; thence due East a distance of 118.44 feet; thence due South a distance of 212.08 feet; thence due East a distance of 1.08 feet; thence due South a distance of 43.25 feet; thence due West a distance of 163.42 feet to the Point of Beginning of said tract of land.

LESS AND EXCEPT:

A tract of land which is part of the NW/4 of Section 27, Township 19 North, Range 13 East, City of Tulsa, Tulsa County, Oklahoma, being described as follows, to-wit:

COMMENCING at the Northwesterly corner of said NW/4 of Section 27; thence S 89(degree) 58' 18" E along the Northerly line of said NW/4 of Section 27 for 1475.00 feet; thence due South for 240.00 feet to a point on the Westerly right of way line of South Darlington Avenue and the Point of Beginning of said tract of land; thence continuing due South along said Westerly right of way for 603.52 feet to a point of curve; thence Southerly along a curve to the left having a central angle of 15(degree) 00' 00" and a radius of 305.00 feet for 79.85 feet to a point of tangency; thence S 15(degree) 00' 00" E along said tangency for
58.98 feet to a point on the Northerly right of way line of East 43rd Street South; thence S 72(degree) 34' 51" W along said Northerly right of way line for
404.47 feet; thence N 17(degree) 25' 10" W for 260.07 feet; thence N 0(degree) 00' 16" W for 43.77 feet; thence due East for 66.43 feet; thence due North for
442.04 feet; thence S 89(degree) 58' 18" E for 213.66 feet; thence due North for
126.74 feet; thence S 89(degree) 58' 18" E for 158.04 feet to the Point of Beginning of said tract of land.

AND LESS AND EXCEPT:

A tract of land which is part of the NW/4 of Section 27, Township 19 North, Range 13 E, City of Tulsa, Oklahoma, being described as follows, to-wit:

COMMENCING at the Northwesterly Corner of said NW/4 of Section 27; thence due South along the Westerly line of the NW/4 of Section 27 for 1195.04 feet; thence due East for 403.60 feet to a point on the Northerly right of way line of East 43rd Street South and the Point of Beginning of said tract of land; thence N 00(degree) 00' 14" E for 344.49 feet; thence S 89(degree) 59' 46" E for 46.20 feet; thence due North for 43.73 feet; thence S 89(degree) 59' 46" E for 286.50 feet; thence N 0(degree) 00' 14" E for 44.25 feet; thence S 89(degree) 59' 46" E for 165.25 feet; thence S 17(degree) 25' 20" E for 386.91 feet to a point on said Northerly right of way line of East 43rd Street South; thence along said Northerly right of way line as follows: S 72(degree) 34' 51" W for 149.29 feet to a point of curve, and along a curve to the right having a central angle of 17(degree) 25' 09" and a radius of 405.00 feet for 123.13 feet; thence due West for 350.12 feet to the Point of Beginning of said tract of land.

AND

TRACT B:

Together with and for the benefit of Tract A above described, all rights in and to easements as established by GRANT OF RECIPROCAL EASEMENTS, DECLARATION OF COVENANTS RUNNING WITH THE LAND AND DEVELOPMENT AGREEMENT, between Mervyn's, a

California corporation authorized to do business in Oklahoma, and Southland Associates, an Oklahoma partnership, dated September 13, 1985, filed December 22, 1986, and recorded in Book 4990, Pages 1484 through 1599, together with First Amendment to Grant of Reciprocal Easements, Declaration of Covenants Running With the Land and Development Agreement, dated December 10, 1986, filed December 22, 1986, and recorded in Book 4990 at Page 1600 in the Office of the County Clerk of Tulsa County, Oklahoma, and as further evidenced by the Short Form of Grant of Reciprocal Easements and Declaration of Covenants between Mervyn's and Southland Associates, dated September 13, 1985, filed September 25, 1985, and recorded in Book 4894, Page 1147; as amended by Amended and Restated Grant of Reciprocal Easements, Declaration of Covenants Running With the Land and Development Agreement, dated January 13, 1997, filed January 13, 1997, recorded in Book 5877, Page 742.

                                    EXHIBIT B

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                                    Rent Roll
                                    ---------

                       [The Rent Roll follows this page.]

                                    EXHIBIT C

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                              LIMITED WARRANTY DEED


KNOW ALL MEN BY THESE PRESENTS:

     THAT COYOTE TULSA MALL, LLC, a Delaware limited liability company ("Grantor"), in consideration of the amount of Ten Dollars and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby grant, bargain, sell and convey unto __________________________ ("Grantee"), with an address of
____________________________, the real property described on Exhibit "A" hereto, together with all the improvements thereon and the appurtenances thereunto belonging (the "Property"), and subject to the matters described on Exhibit "B" hereto, and warrant title to the same to be free, clear and discharged of and from all former grants, charges, taxes, judgments, liens and encumbrances of whatsoever nature granted by, through or under Grantor, but not otherwise.

     TO HAVE AND TO HOLD the Property unto Grantee, forever.

          EXECUTED on _____________, 200_.


                            COYOTE TULSA MALL, L.L.C.,
                            a Delaware limited liability company

                            By: Coyote Tulsa Holding, L.L.C.,
                                a New York limited liability company,
                                its sole member

                            By: Coyote Tulsa Investors, L.L.C.,
                                a Delaware limited liability company,
                                its managing member

                            By: ______________________________
                                Michael E. Rulli
                                Chief Executive Officer

STATE OF _____________      )

                            )

COUNTY OF _____________     )



     This instrument was acknowledged before me on _________ __, 200_, by _________________, as ____________ of Coyote Tulsa Mall, L.L.C., a Delaware
limited liability company, on behalf of said company.



                                       __________________________________

                                       Notary Public

[SEAL]                                 My commission expires: ____________

                                       Commission No.:        ____________



     GRANTEE'S ADDRESS FOR TAX NOTICES:

     c/o Glimcher Properties Limited Partnership
     150 East Gay Street
     Columbus, Ohio 43215
     Attention: General Counsel


     When recorded, return to Grantee:
     ---------------------------------
     c/o Glimcher Properties Limited Partnership
     150 East Gay Street
     Columbus, Ohio 43215
     Attention: General Counsel

                                    EXHIBIT D

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                       Bill of Sale and General Assignment

      [The form of Bill of Sale and General Assignment follows this page.]
      --------------------------------------------------------------------

                       BILL OF SALE AND GENERAL ASSIGNMENT

STATE OF ____________________)
                             )
COUNTY OF ___________________)

     Concurrently with the execution and delivery hereof, COYOTE TULSA MALL, L.L.C. a Delaware limited liability company ("Assignor"), is conveying to ______________________________________ ("Assignee"), by Limited Warranty Deed,
that certain tract of land together with the improvements thereon (the "Property") lying and being situated in the City of Tulsa, County of Tulsa, State of Oklahoma and being more particularly described in Exhibit A, attached hereto and made a part hereof.

     It is the desire of Assignor to hereby assign, transfer, setover and deliver to Assignee all furnishings, fixtures, fittings, appliances, apparatus, equipment, machinery and other items of personal property, if any, which are owned by Assignor, affixed or attached to, or placed or situated upon, the Property, and any and all other incidental rights and appurtenances relating thereto, all as more fully described below (such properties being collectively called the "Assigned Properties").

     NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER to Assignee, its successors and assigns, all of the Assigned Properties, without warranty (whether statutory, express or implied), except as hereinafter set forth, including, without limitation the following:

     1. All furnishings, fittings, equipment, appliances, apparatus, machinery fixtures and all other personal property of every kind and character (both tangible and intangible), if any, owned by Assignor and located in or on the Property, listed on Schedule 1 attached hereto;

     2. All of Assignor's interest in and to all use, occupancy, building and operating permits, licenses and approvals, if any, issued from time to time with respect to the Property or the Assigned Properties;

     3. All of Assignor's interest in and to all existing and assignable guaranties and warranties (express or implied), if any, issued in connection with the construction, alteration and repair of the Property and/or the purchase, installation and the repair of the Assigned Properties;

     4. All rights which Assignor may have to use the name "Tulsa Promenade" in connection with the Property, if any; and

     5. All rights, which Assignor may have, if any, in and to any tenant data, telephone numbers and listings, all master keys and keys to common areas, domain names, trade names, trade rights, all good will, if any, and any and all other rights, privileges and appurtenances to the extent any of the foregoing is owned by Assignor and related to or used in connection with the existing business operation of the Property.

     TO HAVE AND TO HOLD the Assigned Properties, subject as aforesaid, unto Assignee, its successors and assigns, to WARRANT AND FOREVER DEFEND, all and singular, title to the Assigned Properties unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise, subject to all terms and provisions hereof and subject to the same Permitted Encumbrances listed and described on Exhibit B to that certain Deed of even date herewith from Assignor to Assignee.

     ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE PHYSICAL CONDITION OF THE PROPERTY OR THE ASSIGNED PROPERTIES OR THE SUITABILITY THEREOF FOR ANY PURPOSE THAT ASSIGNEE MAY DESIRE TO USE IT. ASSIGNOR HEREBY EXPRESSLY DISCLAIMS ANY WARRANTIES AS TO MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER WARRANTIES OR REPRESENTATIONS AS TO THE PHYSICAL CONDITION OF THE ASSIGNED PROPERTIES. ASSIGNEE ACKNOWLEDGES AND AGREES THAT IT HAS INSPECTED THE ASSIGNED PROPERTIES AND ACCEPTS SAME IN THEIR PRESENT CONDITION, "AS IS" AND "WITH ALL FAULTS."

     Assignor on behalf of itself and its successors and assigns does hereby agree to indemnify and hold Assignee, it successors and assigns, harmless from all obligations accruing under the Contracts assigned hereby and any liabilities arising thereunder, prior to the date hereof but not thereafter.

     Assignee on behalf of itself, its successors and assigns, hereby agree to assume and perform all obligations accruing under the Assigned Properties from and after the date hereof, and Assignee on behalf of itself, its successors and assigns does hereby agree to indemnify and hold Assignor, its successors and assigns, harmless from all such obligations and any liabilities arising thereunder from and after the date hereof.

     This document may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one instrument, and shall be binding and effective when all parties hereto have executed at least one counterpart.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the _____ day of _______________________, 2005.

                                    ASSIGNOR:


                                    COYOTE TULSA MALL, L.L.C.,
                                    a Delaware limited liability company


                                    By:  Coyote Tulsa Holding, L.L.C.,
                                         a New York limited liability company,
                                         its sole member


                                    By:  Coyote Tulsa Investors, L.L.C.,
                                         a Delaware limited liability company,
                                         its managing member


                                    By:  ______________________________
                                         Michael E. Rulli
                                         Chief Executive Officer



                                    ASSIGNEE:


                                    ____________________________________


                                    By:  _______________________________


                                         By:     _______________________

                                         Name:   _______________________

                                         Title:  _______________________

                                   SCHEDULE 1

                         TO BILL OF SALE AND ASSIGNMENT

                   List of Personal Property Owned by Assignor

                                See attached list

                             MANUALS / SOFTWARE ETC.
                             -----------------------


MALL: Tulsa Promenade

Manuals, i.e. any procedures, software, 1999 EQUIPMENT furniture, etc.

================================================================================================================================
                   ORIGINAL      L = LEASED                               DESCRIPTION                                 DATE
    QUANTITY         COST        O = OWNED     If Leased, include lease or lease purchase, date leased and          PURCHASED
                                                                     date lease expires.
================================================================================================================================
        1                             O       MICROSOFT HOME PUBLISHER                                            08/01/2001
--------------------------------------------------------------------------------------------------------------------------------
        1                             O       MICROSOFT PUBLISHER                                                 08/01/2001
--------------------------------------------------------------------------------------------------------------------------------
        1                                     MICROSOFT OFFICE UPDATE(SENT FROM MIS DEPT)                         10/01/2001
--------------------------------------------------------------------------------------------------------------------------------
                                              SERVER UPGRADE  DELL COMPUTERS
--------------------------------------------------------------------------------------------------------------------------------

            2002 EQUIPMENT & FURNISHINGS INVENTORY OWNED BY ASSIGNOR

                                     OFFICE


MALL: TULSA PROMENADE

Chairs, desks, tables, file cabinets, PC's, calculators, copy machines, fax machines, telephone systems, desk or table lamps pictures, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        9          UNKN                  O      DESKS                                                                  1986
--------------------------------------------------------------------------------------------------------------------------------
        4          UNKN                  O      CREDENZA'S                                                             1991
--------------------------------------------------------------------------------------------------------------------------------
        3          UNKN                  O      WOODEN BOOKSELVES                                                      1991
--------------------------------------------------------------------------------------------------------------------------------
        2          UNKN                  O      WOODEN BOOKSELVES 2 DOOR                                               1991
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                  O      CONFERENCE TABLE                                                       1986
--------------------------------------------------------------------------------------------------------------------------------
        6          UNKN                  O      TABLE LAMPS                                                            1986
--------------------------------------------------------------------------------------------------------------------------------
        6          UNKN                  O      GREEN/GREY FABRIC DESK CHAIRS                                          1996
--------------------------------------------------------------------------------------------------------------------------------
        6          UNKN                  O      GREY SWIVEL ROLLING CHAIRS-CONFERENCE                                  1986
--------------------------------------------------------------------------------------------------------------------------------
       14          UNKN                  O      METAL 4 DRAWER FILING CABINETS                                         1991
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                  O      METAL 2 DRAWER FILING CABINETS                                         1991
--------------------------------------------------------------------------------------------------------------------------------

                                     OFFICE


MALL: TULSA PROMENADE

Chairs, desks, tables, file cabinets, PC's, calculators, copy machines, fax machines, telephone systems, desk or table lamps pictures, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        1          UNKN                  O      METAL ROLLING FILE CABINET WITH LID                                    1991
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                  O      TYPING TABLE                                                           1986
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                  O      COMPUTER TABLE                                                         1992
--------------------------------------------------------------------------------------------------------------------------------
        2          UNKN                  O      2 DOOR METAL SUPPLY CABINETS                                           1986
--------------------------------------------------------------------------------------------------------------------------------
        4          UNKN                  O      FRAMED MALL PRINTS-CONFERENCE ROOM                                     1991
--------------------------------------------------------------------------------------------------------------------------------
        1          $9,111                O      SAVIN C2410 COPY MACHINE                                               9/2005
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                  O      CANNON P 102 D CALCULATOR                                              1993
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                  O      PANASONIC PAPER SHREDDER                                               1992
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                  L      POSTAGE SCALE AND METER                                                2004
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                  O      HP 5550 PRINTER-MIKE LOGAN'S OFFICE                                    2002
--------------------------------------------------------------------------------------------------------------------------------

                                     OFFICE


MALL: TULSA PROMENADE

Chairs, desks, tables, file cabinets, PC's, calculators, copy machines, fax machines, telephone systems, desk or table lamps pictures, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        1          UNKN                 O       HP DESK JET 840 C PRINTER-CUSTOMER SERV                                UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       SYLVANIA TELEVISION                                                    UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       MAGNAVOX 4 HEAD VCR                                                    UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       IBM WHEELWRITER 5 TYPEWRITERS                                          UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       MOTOROLA BASE STATION                                                  1998
---------------------------------------------------------------------------------------------------------------------------------
        1          2003                 O       FRANKLIN CHEF REFRIGERATOR                                             1990
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       MICROWAVE                                                              1980
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       ELECTRIC PENCIL SHARPENER                                              UNKN
---------------------------------------------------------------------------------------------------------------------------------
        2          UNKN                 O       HP VECTRA VL COMPUTERS                                                 1999
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       HP LASERJET 1200 ADMIN ASSIST.                                         2004
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       HP 6L PRINTERS                                                         UNKN
---------------------------------------------------------------------------------------------------------------------------------

                                     OFFICE


MALL: TULSA PROMENADE

Chairs, desks, tables, file cabinets, PC's, calculators, copy machines, fax machines, telephone systems, desk or table lamps pictures, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        2          UNKN                O        HP LASER JET 2100 PRINTERS                                             1999
---------------------------------------------------------------------------------------------------------------------------------
        1          $539.37             O        SONY MAVICA DIGITAL CAMERA                                             2000
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                O        CANNON POWER SHOT A75 DIGITAL CAMERA                                   2004
---------------------------------------------------------------------------------------------------------------------------------
        1          $382.00             O        SENTRY OFFICE SAFE                                                     2000
---------------------------------------------------------------------------------------------------------------------------------
        2          $548.75             O        FILING CABINETS                                                        1999
---------------------------------------------------------------------------------------------------------------------------------
        18         UNKN                O        FRAMED PRINTS                                                          2000
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                L        LUCENT PHONE SYSTEM MLX 16 DP                                          2000
---------------------------------------------------------------------------------------------------------------------------------
        4          $269.00             O        BLACK LEATHER DESK CHAIR                                               2000
---------------------------------------------------------------------------------------------------------------------------------
        1          $1,000               O       PANAFAX 800 FAX MACHINE                                                2002
---------------------------------------------------------------------------------------------------------------------------------

                             OFFICE-CUSTOMER SERVICE


MALL: TULSA PROMENADE

Chairs, desks, tables, file cabinets, PC's, calculators, copy machines, fax machines, telephone systems, desk or table lamps pictures, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
       1           UNKN                 O       MOTOROLA BASE STATION RADIO                                            1993
---------------------------------------------------------------------------------------------------------------------------------
       1           UNKN                 O       MOTOROLA RADIO MICROPHONE                                              1993
---------------------------------------------------------------------------------------------------------------------------------
       4           UNKN                 O       WHEEL CHAIRS                                                         2004-2005
---------------------------------------------------------------------------------------------------------------------------------
       2           $8,190               O       GIFT CERTIFICATE COMPUTERS                                             2004
---------------------------------------------------------------------------------------------------------------------------------
       1           $184.47              O       TV WITH DVD PLAYER                                                     2004
---------------------------------------------------------------------------------------------------------------------------------
       2           UNKN                 O       SHARP CASH REGISTERS                                                   2004
---------------------------------------------------------------------------------------------------------------------------------

                            VEHICLES (LEASED & OWNED)


MALL TULSA PROMENADE

Trucks, car sweepers, security vehicles, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        3                               O       UNIVEGA BIKES
---------------------------------------------------------------------------------------------------------------------------------
        2                               O       GIANT BIKES
---------------------------------------------------------------------------------------------------------------------------------
       10                               O       BICYCLE HELMETS                                                       2005
---------------------------------------------------------------------------------------------------------------------------------

            2002 EQUIPMENT & FURNISHINGS INVENTORY OWNED BY ASSIGNOR


                             MAINTENANCE & SECURITY


MALL: TULSA PROMENADE

1999 EQUIPMENT and tools: (Items that have a replacement cost value of $50.00 or more). Floor machines, large tools, ladders, generators, pain strippers, lawn mowers, weed trimmers, snow blowers, radio communication systems, pagers, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        2          UNKN                 O       METAL OFFICE DESKS                                                     UNKN
---------------------------------------------------------------------------------------------------------------------------------
        3          UNKN                 O       METAL 4 DRAWER FILING CABINETS                                         UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       METAL 2 DRAWER FILING CABINETS                                         UNKN
---------------------------------------------------------------------------------------------------------------------------------
        3          UNKN                 O       OFFICE CHAIRS                                                          UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       LARGE METAL KEY BOX - GREY                                             UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       SMALL METAL KEY BOX - TAN                                              UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       WOODEN OFFICE DESK                                                     UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       REFRIGERATOR - SMALL                                                   UNKN
---------------------------------------------------------------------------------------------------------------------------------
       16          UNKN                 O       METAL LOCKERS                                                          UNKN
---------------------------------------------------------------------------------------------------------------------------------

            2002 EQUIPMENT & FURNISHINGS INVENTORY OWNED BY ASSIGNOR


                             MAINTENANCE & SECURITY


MALL: TULSA PROMENADE

1999 EQUIPMENT and tools: (Items that have a replacement cost value of $50.00 or more). Floor machines, large tools, ladders, generators, pain strippers, lawn mowers, weed trimmers, snow blowers, radio communication systems, pagers, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        2          UNKN                 O       BOOK SHELVES W/ REMOVABLE SHELVES                                     UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       DRAMM PLANT WASHER                                                    1995
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       HONDA POWERWASHER                                                     1994
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       WATER MACHINE                                                         1996
---------------------------------------------------------------------------------------------------------------------------------
        2          UNKN                 O       TREE PLANT CONTAINERS (LARGE FIBERGLASS)                              1996
---------------------------------------------------------------------------------------------------------------------------------
       10          UNKN                 O       TREE PLANT CONTAINERS (MEDIUM FIBERGLASS)                             1996
---------------------------------------------------------------------------------------------------------------------------------
       34          UNKN                 O       PLANT CONTAINERS (MEDIUM FIBERGLASS)                                  1996
---------------------------------------------------------------------------------------------------------------------------------
        6          UNKN                 O       PLANT CONTAINERS (LARGE FIBERGLASS)                                   1996
---------------------------------------------------------------------------------------------------------------------------------
       31          UNKN                 O       TRASH CONTAINERS                                                      1996
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       WELDER LINCOLN - ELECTRIC                                             1993
---------------------------------------------------------------------------------------------------------------------------------

                             MAINTENANCE & SECURITY


MALL: _TULSA PROMENADE

1999 EQUIPMENT and tools: (Items that have a replacement cost value of $50.00 or more). Floor machines, large tools, ladders, generators, pain strippers, lawn mowers, weed trimmers, snow blowers, radio communication systems, pagers, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        1          UNKN                 O       MARKLIFT                                                               UNKN
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       BILLY GOAT - KD50 T                                                    1986
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       2 TON FLOOR JACK                                                       UNKN
---------------------------------------------------------------------------------------------------------------------------------
        4          UNKN                 O       2 WHEEL DOLLY                                                          1993
---------------------------------------------------------------------------------------------------------------------------------
       15          UNKN                 O       MOTOROLA RADIOS                                                        1994
---------------------------------------------------------------------------------------------------------------------------------
       11          UNKN                 O       SINGLE RADIO CHARGERS
---------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       MOTOROLA RADIO MULTI CHARGER                                           1994
---------------------------------------------------------------------------------------------------------------------------------
        2          114.75               O       WET/DRY VACS                                                           1999
---------------------------------------------------------------------------------------------------------------------------------
        2          UNKN                 O       2 NEW RADIO REPEATERS                                                  2004
---------------------------------------------------------------------------------------------------------------------------------
        2          UNKN                 O       DUAL HALOGEN SPOT LIGHTS                                               1998
---------------------------------------------------------------------------------------------------------------------------------

            2003 EQUIPMENT & FURNISHINGS INVENTORY OWNED BY ASSIGNOR


                             MAINTENANCE & SECURITY


MALL: TULSA PROMENADE

1999 EQUIPMENT and tools: (Items that have a replacement cost value of $50.00 or more). Floor machines, large tools, ladders, generators, pain strippers, lawn mowers, weed trimmers, snow blowers, radio communication systems, pagers, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
       1           UNKN                O        SINGLE WORK LIGHT                                                     1999
---------------------------------------------------------------------------------------------------------------------------------
       1           UNKN                O        8FT ALUMINUM LADDER                                                   UNKN
---------------------------------------------------------------------------------------------------------------------------------
       1           UNKN                O        6 FT ALUMINUM LADDER                                                  UNKN
---------------------------------------------------------------------------------------------------------------------------------
       1           UNKN                O        4 FT ALUMINUM LADDER                                                  UNKN
---------------------------------------------------------------------------------------------------------------------------------
       1           UNKN                O        10 FT FIBERGLASS LADDER
---------------------------------------------------------------------------------------------------------------------------------
       1           UNKN                O        10FT WOODEN LADDER                                                    UNKN
---------------------------------------------------------------------------------------------------------------------------------
       1           UNKN                O        14FT WOODEN LADDER                                                    UNKN
---------------------------------------------------------------------------------------------------------------------------------
       1           UNKN                O        14FT FIBERGLASS LADDER                                                UNKN
---------------------------------------------------------------------------------------------------------------------------------
       1           $1,300              O        SNOW BLOWER                                                           2003
---------------------------------------------------------------------------------------------------------------------------------
       1           $300                O        BOSCH HAMMER DRILL                                                    2003
---------------------------------------------------------------------------------------------------------------------------------
       1           $160                O        6 PIECE RYOBI CORDLESS KIT                                            2002
---------------------------------------------------------------------------------------------------------------------------------
       1           $130                O        14 INCH CRAFTSMAN CHAIN SAW                                           2002
---------------------------------------------------------------------------------------------------------------------------------

                              MARKETING / PROMOTION


MALL: TULSA PROMENADE

Train, cameras, sign holders, message repeaters, costumes (Santa, Easter Bunny, etc.), iron railings, rope and stanchions, displays, animation, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        1          UNKN                 O       HP DESK JET 722 PRINTER                                             UNKN
------------------------------------------------------------------------------------------------------------------------------------
        7          UNKN                 O       3-TIER GIFT WRAP PAPER STANDS                                       UNKN
------------------------------------------------------------------------------------------------------------------------------------
        8          UNKN                 O       4X8 PORTABLE STAGE SECTIONS                                         UNKN
------------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       OVERHEAD PROJECTOR 3M9100                                           UNKN
------------------------------------------------------------------------------------------------------------------------------------
        2          UNKN                 O       STAGE STEPS                                                         UNKN
------------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       SOUND PACIFIC SOUND SYSTEM                                          UNKN
------------------------------------------------------------------------------------------------------------------------------------
        3          UNKN                 O       CHORAL RISER SECTIONS                                               UNKN
------------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       SHOPPING BAG DISPENSER                                              UNKN
------------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       EASTER FENCING                                                      UNKN
------------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       EASTER BUNNY COSTUME                                                UNKN
------------------------------------------------------------------------------------------------------------------------------------

            2003 EQUIPMENT & FURNISHINGS INVENTORY OWNED BY ASSIGNOR


                              MARKETING / PROMOTION


MALL: TULSA PROMENADE

Train, cameras, sign holders, message repeaters, costumes (Santa, Easter Bunny, etc.), iron railings, rope and stanchions, displays, animation, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        4          UNKN                 O       DECORATIVE LARGE EASTER EGGS                                        UNKN
------------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       ROUND ENTRY BLANK ROTATOR                                           UNKN
------------------------------------------------------------------------------------------------------------------------------------
        3          UNKN                 O       3 SIDED SIGN HOLDERS                                                UNKN
------------------------------------------------------------------------------------------------------------------------------------
        3          UNKN                 O       TALL DISPLAY CASES                                                  UNKN
------------------------------------------------------------------------------------------------------------------------------------
        8          UNKN                 O       GREEN SIGN HOLDERS 22X28                                            2004
------------------------------------------------------------------------------------------------------------------------------------
        5          UNKN                 O       BRASS SIGN HOLDER BASKETS                                           UNKN
------------------------------------------------------------------------------------------------------------------------------------
       19          UNKN                 O       BRASS 22X28 SIGN HOLDERS                                            UNKN
------------------------------------------------------------------------------------------------------------------------------------
       27          UNKN                 O       CHROME STANCHIONS                                                   UNKN
------------------------------------------------------------------------------------------------------------------------------------
        6          UNKN                 O       STANCHION ROPES                                                     UNKN
------------------------------------------------------------------------------------------------------------------------------------
        3          UNKN                 O       BRASS EASELS                                                        UNKN
------------------------------------------------------------------------------------------------------------------------------------

                              MARKETING / PROMOTION


MALL: TULSA PROMENADE

Train, cameras, sign holders, message repeaters, costumes (Santa, Easter Bunny, etc.), iron railings, rope and stanchions, displays, animation, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        1          UNKN                 O       PODIUM                                                              UNKN
------------------------------------------------------------------------------------------------------------------------------------
        2          UNKN                 O       DEMONSTRATION BOARDS                                                UNKN
------------------------------------------------------------------------------------------------------------------------------------
        5          UNKN                 O       6 FT TABLES                                                         UNKN
------------------------------------------------------------------------------------------------------------------------------------
       36          UNKN                 O       8 FT TABLES                                                         UNKN
------------------------------------------------------------------------------------------------------------------------------------
       19          200.00               O       6 FT PLASTIC TABLES                                                 2005
------------------------------------------------------------------------------------------------------------------------------------
        1          75,105               O       NUTCRACKER CHRISTMAS DECOR                                          1997
------------------------------------------------------------------------------------------------------------------------------------
        1          20,933               O       DISNEY CHRISTMAS DECOR PACKAGE-LEASE PURCHASE                       2004
------------------------------------------------------------------------------------------------------------------------------------
       110         UNKN                 O       FOLDING CHAIRS                                                      UNKN
------------------------------------------------------------------------------------------------------------------------------------
        2          UNKN                 O       TABLE CARTS                                                         UNKN
------------------------------------------------------------------------------------------------------------------------------------
        4          900.00               O       LARGE DECORATIVE EASTER EGGS                                        2000
------------------------------------------------------------------------------------------------------------------------------------

            2002 EQUIPMENT & FURNISHINGS INVENTORY OWNED BY ASSIGNOR


                              MARKETING / PROMOTION


MALL: _TULSA PROMENADE

Train, cameras, sign holders, message repeaters, costumes (Santa, Easter Bunny, etc.), iron railings, rope and stanchions, displays, animation, etc.

================================================================================================================================
                  ORIGINAL          L = LEASED                             DESCRIPTION                                 DATE
    QUANTITY        COST            O = OWNED     If Leased, include lease or lease purchase, date leased and        PURCHASED
                                                                      date lease expires.
================================================================================================================================
        1          795.00               O       20X20 GRASS MAT                                                     2000
--------------------------------------------------------------------------------------------------------------------------------
        2          UNKN                 O       MICROPHONE STANDS                                                   UNKN
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       25 IN TELEVISION                                                    2000
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       4 HEAD VCR                                                          2000
--------------------------------------------------------------------------------------------------------------------------------
        1          UNKN                 O       TV CART                                                             2000
================================================================================================================================

INVENTORY ADDED IN      YEAR  2002-2005


MALL: TULSA PROMENADE

================================================================================
     DATE          PURCHASE
  PURCHASED         PRICE                          DESCRIPTION OF EQUIPMENT
--------------------------------------------------------------------------------
  1/31/2002        $116.99                       PANASONIC FAX MACHINE
--------------------------------------------------------------------------------
  1/31/2002        $431.10                       CANON COPY MACHINE
--------------------------------------------------------------------------------
  1/31/2002        $259.98                       2 BLACK DESK SWIVEL CHAIRS
--------------------------------------------------------------------------------
  1/31/2002        UNKNOWN                       DELL COMPUTER MONITOR
--------------------------------------------------------------------------------
  1/31/2002        UNKNOWN                       DELL COMPUTER PC
--------------------------------------------------------------------------------
  8/2/2001         $389.00                       HP LASERJET 1200
================================================================================

                        INVENTORY ADDED IN YEAR 2002-2005


MALL: TULSA PROMENADE

================================================================================
     DATE          PURCHASE
  PURCHASED         PRICE                          DESCRIPTION OF EQUIPMENT
--------------------------------------------------------------------------------
11/01/2001         $341.00                       SOFA
--------------------------------------------------------------------------------
11/01/2001         $572.00                       3 TABLES AND 2 CHAIRS
--------------------------------------------------------------------------------
11/01/2001         $184.00                       LAMP, MIRROR AND PRINTS
--------------------------------------------------------------------------------
11/01/2001         $161.00                       AREA RUG
--------------------------------------------------------------------------------
05/03/2001         $86.00                        ELECTRONIC LABELMAKER
--------------------------------------------------------------------------------
04/2003            $8,327.76                     6 DELL OPTIPLEX COMPUTERS
--------------------------------------------------------------------------------
04/2003            INCLUDED                      6 DELL 16 INCH MONITORS
================================================================================

                        INVENTORY ADDED IN YEAR 2002-2005


MALL: TULSA PROMENADE

================================================================================
     DATE          PURCHASE
  PURCHASED         PRICE                          DESCRIPTION OF EQUIPMENT
--------------------------------------------------------------------------------
      2001         $50.00                        BENCH VISE
--------------------------------------------------------------------------------
      2001         $70.00                        BENCH GRINDER
--------------------------------------------------------------------------------
      2001         $50.00                        SET OF CRESCENT WRENCHES
--------------------------------------------------------------------------------
      2001         $50.00                        SET OF COLD CHISELS
--------------------------------------------------------------------------------
      2001         $50.00                        SET OF 1/2 DRIVE SOCKETS
--------------------------------------------------------------------------------
      2001         $50.00                        SET OF 3/8 DRIVE SOCKETS
--------------------------------------------------------------------------------
      2001         $300.00                       DEWALT CORDLESS DRILL
--------------------------------------------------------------------------------
      2001         $300.00                       DEWALT RECIPROCATING SAW
--------------------------------------------------------------------------------
      2001         $75.00                        BLACK & DECKER JIG SAW
================================================================================

                        INVENTORY ADDED IN YEAR 2002-2005


MALL: TULSA PROMENADE

================================================================================
     DATE          PURCHASE
  PURCHASED         PRICE                          DESCRIPTION OF EQUIPMENT
--------------------------------------------------------------------------------
    2001           $100.00                      CRAFTSMAN TOOLBOX
--------------------------------------------------------------------------------
    2001           $125.00                      1 CHAIR CHARTS
--------------------------------------------------------------------------------
    2001           $130.00                      DOUBLE INSULATED CORDED DRILL
--------------------------------------------------------------------------------
    2001           $25.00                       1 BELT SANDERS
--------------------------------------------------------------------------------
    2001           $50.00                       7 IN ANGLE GRINDER
--------------------------------------------------------------------------------
    2001           $300.00                      CAMBELL HAUSFIELD AIR COMPRESSOR
--------------------------------------------------------------------------------
    2001           $300.00                      SET OF CUTTING TORCH BOTTLES
--------------------------------------------------------------------------------
    2001           $500.00                      10' TABLE SAW
--------------------------------------------------------------------------------
    2001           $150.00                      FLUKE 70 III MULTIMETER
--------------------------------------------------------------------------------
    2001           $250.00                      CAMBELL HAUSFIELD MIG WELDER
--------------------------------------------------------------------------------

                        INVENTORY ADDED IN YEAR 2002-2005


MALL: _TULSA PROMENADE

================================================================================
     DATE          PURCHASE
  PURCHASED         PRICE                          DESCRIPTION OF EQUIPMENT
----------------------------------------------------------------------------
     2003                                      HONDA POWERWASHER
--------------------------------------------------------------------------------
     2003                                      125 GALLON WATER TANK
--------------------------------------------------------------------------------
    UNKNOWN       UNKNOWN                      15 RETAIL MERCHANDISING UNITS
--------------------------------------------------------------------------------
                                               BUILDING UTILITY SYSTEM
================================================================================

                                   SCHEDULE 2

                         TO BILL OF SALE AND ASSIGNMENT

       (The list either follows this cover page, or will be attached prior to expiration of the Feasibility Period)

                                    EXHIBIT E

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                       Assignment and Assumption of Leases
                       -----------------------------------

              [The form of Assignment of Leases follows this page.]
              -----------------------------------------------------

            ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

STATE OF     )
             )
COUNTY OF    )

     This agreement is executed as of the _____ day of _________, 2005, by COYOTE TULSA MALL, L.L.C., a Delaware limited liability company ("Seller"), and ____________________________________ ("Purchaser").

     Purchaser is this day purchasing from Seller and Seller is conveying to Purchaser the real property described on Exhibit A attached hereto and made a part hereof together with all improvements thereon and appurtenances thereto (herein called the "Property"). The Property is occupied by various tenants (herein called the "Tenants") claiming under written space leases listed and described on Exhibit B attached hereto and made a part hereof (the "Leases"). Seller has required certain of the Tenants to pay and has collected from such Tenants a security or other deposit, a list of which deposits and the Tenants from whom the deposits were collected being set forth on Exhibit B attached hereto and made a part hereof (herein the total of all such deposits are referred to as the "Security Deposits") which list indicates any deposits that, as of the date of this instrument, have been forfeited, credited or returned. Seller desires to transfer and assign all of Seller's right, title and interest in and to (i) the Leases and (ii) the Security Deposits not heretofore forfeited, credited or returned to the Tenants.

     NOW, THEREFORE in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby transfers and assigns to Purchaser all right, title and interest of Seller in and to (i) the Leases and (ii) the Security Deposits paid to and held by Seller which have not been heretofore forfeited, credited or returned to the Tenants, which Security Deposits hereby assigned are in the amounts as set forth on Exhibit B attached hereto.

     Seller on behalf of itself, its successors and assigns does hereby agree to indemnify and hold Purchaser, its successors and assigns, harmless from and against all liabilities arising under the Leases as a result of acts, omissions or events occurring prior to the date hereof but not thereafter, provided, however, that the foregoing indemnity shall not imply any warranty or indemnity with respect to compliance with environmental and land use laws or the use, generation or disposal of any hazardous materials. Notwithstanding the foregoing, it is specifically agreed that Seller shall remain liable to all Tenants for all liabilities and obligations arising under the Leases or in respect of the Property as a result of acts or events occurring prior to the date hereof. It is further specifically agreed that Purchaser does not assume any liabilities or obligations arising under the Leases or in respect of the Property as a result of acts or events occurring prior to the date hereof including, without limitation, any liabilities or obligations which may arise with respect to compliance with environmental and land use laws or the use, generation or disposal of any hazardous materials.

     Purchaser on behalf of itself, its successors and assigns does hereby agree to indemnify and hold Seller, its successors and assigns harmless from all liabilities arising under the Leases from and after the date hereof; provided, however, Purchaser shall not be liable under this indemnity for or with respect to any inaccuracies set forth in Exhibit B, provided, however, that the foregoing indemnity shall not imply any warranty or indemnity with respect to compliance with environmental and land use laws or the use, generation or disposal of any hazardous materials.

     Purchaser hereby assumes all obligations (i) of the landlord under the Leases arising from and after the date hereof and (ii) under the Leases to pay or account for the Security Deposits hereby transferred to Purchaser.

     It is specifically agreed that Seller does not hereby transfer or assign to Purchaser and Purchaser does not hereby assume liability for, any deposits other than as set forth on Exhibit B.

     This document may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one instrument, and shall be binding and effective when all parties hereto have executed at least one counterpart.

     The terms and provisions of this agreement shall be binding upon and inure to the benefit of the respective parties hereto and their respective successors and assigns.

     EXECUTED as of the day and year first written above.

                                     SELLER:


                                     COYOTE TULSA MALL, L.L.C.,
                                     a Delaware limited liability company


                                     By: Coyote Tulsa Holding, L.L.C.,
                                         a New York limited liability company,
                                         its sole member

                                     By: Coyote Tulsa Investors, L.L.C.,
                                         a Delaware limited liability company,
                                         its managing member


                                     By: ______________________________
                                         Michael E. Rulli
                                         Chief Executive Officer



                                     PURCHASER:


                                     ____________________________________


                                     By: ________________________________


                                         By:    _________________________

                                         Name:  _________________________

                                         Title: _________________________

                                  EXHIBIT F-1

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                   J.C. Penney and Hollywood Theatres Estoppel

                    [The form of Estoppel follows this page.]
                    -----------------------------------------

                                  ESTOPPEL FORM


                                _________, 200__

____________________

____________________

____________________


Re: Lease dated _________ (the "Lease") executed between _____________, predecessor-in-interest to Coyote Tulsa Mall, LLC, a Delaware limited liability company ("Landlord"), and _____________, a ______________
     ("Tenant"), for approximately ______ square feet of space, located at Tulsa Promenade Mall, Tulsa, Oklahoma (the "Property").


Gentlemen:

     The undersigned Tenant understands that ________________ or its assigns intends to acquire the Property from Coyote Tulsa Mall, LLC, and acquire all of Landlord's right, title, and interest in and to the Lease from Landlord. The undersigned Tenant does hereby certify to you as follows:

     A. The Lease consists only of the documents identified in items 1 and 2 on Schedule A attached hereto ("Schedule A").

     B. The Lease has commenced pursuant to its terms and is in full force and effect and has not been modified, supplemented, or amended except as indicated in Item 2 on Schedule A.

     C. No uncured default, event of default or breach by Landlord or Tenant exists under the Lease, no facts or circumstances exist that, with the passage of time or giving of notice, will constitute a default, event of default, or breach by Landlord or Tenant of its obligations under the Lease. Tenant has not given Landlord written notice of any dispute between Landlord and Tenant or that Tenant considers Landlord in default under the Lease.

     D. Tenant does not claim any defenses, claims, counterclaims, offsets, charges or credits against rents payable under the Lease.

     E. Tenant has not paid a security or other deposit with respect to the Lease, except as shown in Item 3 on Schedule A.

     F. Tenant has fully paid rent, and other charges as stipulated in the Lease, up to and including the month of __________, 2005; the current base rent under the Lease is as shown in Item 4 on Schedule A.

     G. Tenant has not paid any rentals or charges in advance except for the current month of _____, 2005.

     H. The term of the lease will terminate on the date indicated in Item 5 on Schedule A.

     I. Tenant is in full and complete possession of the Premises and has accepted the Premises "as is", including any work of Landlord performed thereon pursuant to the terms and provisions of the Lease, and all common areas of the Property are in compliance with the Lease.

     J. All of the current obligations of Landlord under the Lease have been duly performed and completed including, without limitation, any obligations of the Landlord to make or to pay Tenant for any improvements, alterations or work done in the Premises, and the improvements, if any, described in the Lease have been accepted by Tenant.

     K. Tenant is open for business and operating in the premises demised under the Lease.

     L. Except as shown in Item 6 on Schedule A, Tenant has no right of first refusal or option to lease space in addition to the premises demised under the Lease.

     M. Tenant has no right of first refusal or option to purchase the Property or any part thereof.

     N. Tenant has assumed and is obligated for all obligations and liabilities of Tenant under the Lease and Tenant has duly performed all obligations of Tenant under the Lease. Tenant has not assigned or sub-leased its interest in the Lease.

     O. There are no actions, voluntary or otherwise, pending, or to the best knowledge of the undersigned, threatened against the undersigned under the bankruptcy, reorganization, moratorium or similar laws of the United States, any state thereof or any other jurisdiction.

     P. Tenant acknowledges and agrees that the addressee, Landlord, addressee's lenders and each of their respective successors and assigns, shall be entitled to rely on Tenant's certifications set forth herein.




                                              _________________________

                                   SCHEDULE A



1.   Lease:

     Landlord:
     Tenant:
     Suite #:
     Date:


2.   Modifications and/or Amendments

         (a)


3.   Security Deposit
     (currently held by
     Landlord)          $


4.   Monthly Base Rent
     for current term
     of Lease


5.   Termination Date:


6.   Right of First refusal
     or option to Lease
     (if none, state "None")
     If "yes", does such right or option still exist or has such right or option been exercised or waived?


Option to Lease:

                                   EXHIBIT F-2

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                                 Anchor Estoppel

                [The form of Anchor Estoppel follows this page.]
                ------------------------------------------------

                           ANCHOR ESTOPPEL CERTIFICATE


     The undersigned is a party to ______________ by and between __________________and ________________, recorded in Official Record Book _____,
Page ____, of the Public Records of ________________, _____________________ (all
collectively herein referred to as the "REA") for a store located at Tulsa Promenade Mall, Tulsa, Oklahoma.

     The undersigned hereby certifies to _____________, the prospective purchaser of Owner's title and interest in the Tulsa Promenade Mall ("Purchaser"), its successors and/or assigns and Purchaser's lender ("Lender") its successors and/or assigns that:

     The REA has been supplemented as follows and is in full force and effect as supplemented.

     A.

     B.

     The REA contains the entire agreement between the parties thereto with respect to the matters set forth therein and no side or separate agreements not referred to above exist between such parties with respect to the Property or the REA.

     The REA is in full force and effect and has not been modified, amended, supplemented or changed, except as set forth above.

     There are no defaults by any party in the performance of any covenant, agreement, term or condition contained in the REA, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default under the REA or give rise to a right on the part of the undersigned to reduce its obligations thereunder. The undersigned has neither given nor received any notice of any such default or occurrence.

     The undersigned has no defense to its obligations under the REA and claims no set-off or counterclaim against Coyote Tulsa Mall, LLC, a Delaware limited liability company ("Owner"), as successor in interest to Connecticut General Life Insurance Company, under the REA.

     The undersigned's department store on the Property opened for business on ________, _______ and is open for business as of the date of this Estoppel Certificate.

     No petition in bankruptcy or petition or answer seeking an assignment for the benefit of creditors, the appointment of a receiver, trustee, or liquidator with respect to the undersigned or a substantial portion of the undersigned's property, or any reorganization, arrangement, liquidation, dissolution, or similar relief under the Federal Bankruptcy Code or any state law has been filed by or against the undersigned.

     The undersigned has no right to receive and Owner under the REA has no obligation to pay or deliver, which has not yet been paid or delivered, any inducement to construct, occupy or operates its building on the Property or to perform its obligations under the REA.

     The undersigned acknowledges that it has been advised that Purchaser may acquire Owner's interest in the Property and Purchaser's Lender may finance such purchase with a mortgage loan and, in such event, that Purchaser and Lender and their respective successors and assigns may and would reasonably rely upon the statements contained herein in making such acquisition.

     Consent of the undersigned to the transfer of Owner's interest in the Property and the assignment of the REA to Purchaser either is not required or has been given and such transactions will not presently or with the passage of time or giving of notice, or both, constitute a default under the REA.

     The undersigned agrees to provide Lender with copies of all notices of default with respect to any obligation or duty of Purchaser under the REA at the following address or such other address as directed by Lender:
______________________.

     There are no payments due by the undersigned under the REA or Supplemental to the REA, other than listed here: ___________(if no payments are due, insert "None").

     The undersigned hereby certifies that the certifications set forth above are true as of the ___ day of ____________________, 200___.

                                   EXHIBIT F-3

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                                 Tenant Estoppel
                                 ---------------

                [The form of Tenant Estoppel follows this page.]
                ------------------------------------------------

                                  ESTOPPEL FORM


                                _________, 200__

____________________

____________________

____________________

____________________

____________________


Re: Lease dated _________ (the "Lease") executed between _____________, predecessor-in-interest to Coyote Tulsa Mall, LLC, a Delaware limited liability company ("Landlord"), and _____________, a ______________
     ("Tenant"), for approximately ______ square feet of space, located at Tulsa Promenade Mall, Tulsa, Oklahoma (the "Property").

Gentlemen:

     The undersigned Tenant understands that ________________ or its assigns intends to acquire the Property from Coyote Tulsa Mall, LLC, and acquire all of Landlord's right, title, and interest in and to the Lease from Landlord. The undersigned Tenant does hereby certify to you as follows:

     A. The Lease consists only of the documents identified in items 1 and 2 on Schedule A attached hereto ("Schedule A").

     B. The Lease has commenced pursuant to its terms and is in full force and effect and has not been modified, supplemented, or amended except as indicated in Item 2 on Schedule A.

     C. No uncured default, event of default or breach by Landlord or Tenant exists under the Lease, no facts or circumstances exist that, with the passage of time or giving of notice, will constitute a default, event of default, or breach by Landlord or Tenant of its obligations under the Lease. Tenant has not given Landlord written notice of any dispute between Landlord and Tenant or that Tenant considers Landlord in default under the Lease.

     D. Tenant does not claim any defenses, claims, counterclaims, offsets, charges or credits against rents payable under the Lease.

     E. Tenant has not paid a security or other deposit with respect to the Lease, except as shown in Item 3 on Schedule A.

     F. Tenant has fully paid rent, and other charges as stipulated in the Lease, up to and including the month of __________, 2005; the current base rent under the Lease is as shown in Item 4 on Schedule A.

     G. Tenant has not paid any rentals or charges in advance except for the current month of _____, 2005.

     H. The term of the lease will terminate on the date indicated in Item 5 on Schedule A.

     I. Tenant is in full and complete possession of the Premises and has accepted the Premises "as is", including any work of Landlord performed thereon pursuant to the terms and provisions of the Lease, and all common areas of the Property are in compliance with the Lease.

     J. All of the current obligations of Landlord under the Lease have been duly performed and completed including, without limitation, any obligations of the Landlord to make or to pay Tenant for any improvements, alterations or work done in the Premises, and the improvements, if any, described in the Lease have been accepted by Tenant.

     K. Tenant is open for business and operating in the premises demised under the Lease.

     L. Except as shown in Item 6 on Schedule A, Tenant has no right of first refusal or option to lease space in addition to the premises demised under the Lease.

     M. Tenant has no right of first refusal or option to purchase the Property or any part thereof.

     N. Tenant has assumed and is obligated for all obligations and liabilities of Tenant under the Lease and Tenant has duly performed all obligations of Tenant under the Lease. Tenant has not assigned or sub-leased its interest in the Lease.

     O. There are no actions, voluntary or otherwise, pending, or to the best knowledge of the undersigned, threatened against the undersigned under the bankruptcy, reorganization, moratorium or similar laws of the United States, any state thereof or any other jurisdiction.

     P. Tenant acknowledges and agrees that the addressee, Landlord, addressee's lenders and each of their respective successors and assigns, shall be entitled to rely on Tenant's certifications set forth herein.


                                            _________________________

                                   SCHEDULE A



1.   Lease:

     Landlord:
     Tenant:
     Suite #:
     Date:


2.   Modifications and/or Amendments

         (a)


3.   Security Deposit
     (currently held by
     Landlord)          $


4.   Monthly Base Rent
     for current term
     of Lease


5.   Termination Date:


6.   Right of First refusal
     or option to Lease
     (if none, state "None")
     If "yes", does such right or option still exist or has such right or option been exercised or waived?


Option to Lease:

                                   EXHIBIT G

                                       TO

                         AGREEMENT OF PURCHASE AND SALE
                               FIRPTA Certificate

                       [The form follows this cover page.]
                       -----------------------------------

            (FOREIGN INVESTMENT TAX CERTIFICATE (FIRPTA CERTIFICATE))
            ---------------------------------------------------------

     Section 1445 of the Internal Revenue Code Provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by____________________________, ("Transferor"), the undersigned hereby certifies the following on behalf of
Transferor:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Transferor is not a disregarded entity as defined in Treasury Regulation Sec. 1.1445-2(b)(2)(iii);

     3. Transferor's U.S. employer tax identification number is ____________;
and

     4. Transferor's office address is__________________________________.

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to be the best of my knowledge and believe it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

     Dated this _____ day of _________, 200__.

                                      TRANSFEROR:


                                      ____________________________,

                                      a ___________________________



                                      By:  _________________________________

                                      Name:  _______________________________

                                      Title:  ______________________________


STATE OF _____________   )
                         )ss.:
COUNTY OF ___________    )


On ____________, before me, _____________________________, Notary Public, personally appeared _______________________________________, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


                                           ______________________________
                                           Notary Public


Commission Expires:_____________

                                    EXHIBIT H

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                             Due Diligence Documents
                             -----------------------


a. Copies of all tenant leases with all amendments and all tenant financial statements and correspondence in Seller's possession;

b. Copies of all environmental reports, studies and assessments in Seller's possession or control, covering the Property;

c.   Copies of all CC&R's and REA's affecting the Property;

d. Copies of licenses, permits and Certificates of Occupancy in Seller's possession or control;

e. Copies of property tax bills for the most recent three (3) tax years and any real estate tax appeals or re-assessments;

f. Property operating statements for the periods noted, copies of sales reports, percentage rent, expense reimbursements, Tenant Improvement and Capital Improvement detail for 2004, and year-to-date 2005;

g. Copies of soils reports and analyses within Seller's possession or control pertaining to the soils, seismological, geological and drainage condition of the Property;

h Copies of as-built plans and specifications to the extent the same are within Seller's possession or control, and copies of construction and equipment warranties in Seller's possession; and

i.   Copies of all service and maintenance agreements applicable to the Property

j.   Current rent roll.

k.   Copy of most recent Title Insurance Policy.

l.   Copy of the most recent survey of the Property.

m.   Copy of most recent casualty loss run.

n.   List of tangible Personal Property.

o.   List of employees, positions, salary and benefits.

p.   Copy of all marketing and promotional material for Property.

                                    EXHIBIT I

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                               Pending Litigation
                               ------------------

          None, other than that covered under Seller's property and/or liability insurance policies.

                                    EXHIBIT J

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                    List of Maintenance and Service Contracts
                    -----------------------------------------

                    Coyote Tulsa Mall, LLC Service Contracts


-------------------------------------------------------------------------------------------------------------
     1       Xencom Facility Management, LLC                       Janitorial/Maintenance and Sweeping
-------------------------------------------------------------------------------------------------------------
     2       Metropolitan Security Services dba Walden Security    Security Service
-------------------------------------------------------------------------------------------------------------
     3       Thyssen Krupp Elevator                                Elevator Maintenance
-------------------------------------------------------------------------------------------------------------
     4       Orkin Pest Control (expiring 12/31/05)                Pest Control
-------------------------------------------------------------------------------------------------------------
     5       Madison Funding, Lease #8293                          Christmas Decor Loan
-------------------------------------------------------------------------------------------------------------
     6       NBO Systems, Inc.                                     Gift Card Program
-------------------------------------------------------------------------------------------------------------
     7       The Lamar Companies                                   Billboard
-------------------------------------------------------------------------------------------------------------
     8       Santa Plus ("EIS")                                    Easter and Christmas photography
-------------------------------------------------------------------------------------------------------------
     9       Boobaloo                                              Stroller Rental Agreement, Maintenance,
                                                                   Supplies and Service
-------------------------------------------------------------------------------------------------------------
     10      Granite Sound Corporation                             Muzak Sound System
-------------------------------------------------------------------------------------------------------------
     11      Carrier Corporation                                   HVAC Maintenance - The Mall
                                                                   HVAC Maintenance - JCPenney
-------------------------------------------------------------------------------------------------------------
     12      Security Protection of Tulsa                          Fire Alarm Monitoring, Maintenance
-------------------------------------------------------------------------------------------------------------
     13      Cohlmia's Inc.                                        Interior Landscaping
-------------------------------------------------------------------------------------------------------------
     14      TruGreen Landcare                                     Exterior Landscaping
-------------------------------------------------------------------------------------------------------------
     15      FP Mailing Solutions                                  Postage Meter and Scale
-------------------------------------------------------------------------------------------------------------
     16      Preferred Business Systems, LLC                       Copier and Maintenance
-------------------------------------------------------------------------------------------------------------
     17      SBC Communications (month to month, no written        Office Telephones
             agreement)
-------------------------------------------------------------------------------------------------------------

                                   EXHIBIT K

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                 Assignment and Assumption of Service Contracts
                 ----------------------------------------------

     [The Assignment and Assumption of Service Contracts follows this page.]

                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS



STATE OF OKLAHOMA ss.

                  ss.  KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF TULSA   ss.


     THAT this ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS (this "Assignment") is made by and between COYOTE TULSA MALL, LLC, a Delaware limited liability company ("Assignor"), and ___________________________ ("Assignee").


                                    RECITALS

     A. Concurrently with the execution and delivery of this Assignment, Assignor is conveying to Assignee by Limited Warranty Deed (the "Deed") that certain tract of land (the "Land") more specifically described in Exhibit "A" attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the "Improvements") and the personal property owned by Assignor upon the Land or within the Improvements (the "Personal Property").

     B. Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain, all of Assignor's right, title and interest in and to the Service Contracts (as hereinafter defined), subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby SELL, ASSIGN, CONVEY, TRANSFER, SET-OVER and DELIVER unto Assignee all of Assignor's right, title and interest in and to the contracts and agreements relating to the repair, maintenance or operation of the Land, Improvements or Personal Property that are listed on Exhibit "B" attached hereto and made a part hereof (collectively, the "Service Contracts").

     By execution of this Assignment, Assignee assumes and agrees to perform all of the covenants, agreements and obligations under the Service Contracts binding on Assignor or the Land, Improvements, or Personal Property (such covenants, agreements and obligations being herein collectively referred to as the "Contractual Obligations"), to the extent such Contractual Obligations shall arise or accrue from and after the date of this Assignment. Assignee hereby agrees to indemnify, hold harmless and defend Assignor from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney's fees) arising as a result of or with respect to a breach by Assignee of the Contractual Obligations to the extent they are attributable to the period of time from and after the date of this Assignment.

     Assignor agrees to indemnify, hold harmless and defend Assignee from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney's fees) arising as a result of or with respect to a breach by Assignor of the Contractual Obligations to the extent they are attributable to the period of time prior to the date of this Assignment (but specifically excluding any increases in pre-accrued liabilities due to negligent or intentional acts or omissions of Assignee).

     TO HAVE AND TO HOLD all and singular the Contracts unto Assignee, its successors and assigns.

     EXECUTED to be effective as of the __ day of _________________, 2005.


                                  ASSIGNOR:


                                  COYOTE TULSA MALL, L.L.C.,
                                  a Delaware limited liability company

                                  By:  Coyote Tulsa Holding, L.L.C.,
                                       a New York limited liability company,
                                       its sole member



                                  By:  Coyote Tulsa Investors, L.L.C.,
                                       a Delaware limited liability company,
                                       its managing member



                                  By:  ______________________________
                                       Michael E. Rulli
                                       Chief Executive Officer




                                  ASSIGNEE:



                                  ________________________________

                                   EXHIBIT "A"



                          Legal Description of the Land

                                   EXHIBIT "B"



                            List of Service Contracts

                                    EXHIBIT L

                                       TO

                         AGREEMENT OF PURCHASE AND SALE

                        Assignment and Assumption of REA
                        --------------------------------

            [The Assignment and Assumption of REA follows this page.]

           ASSIGNMENT AND ASSUMPTION OF RECIPROCAL EASEMENT AGREEMENT
           ----------------------------------------------------------


THIS ASSIGNMENT AND ASSUMPTION OF RECIPROCAL EASEMENT AGREEMENT ("Agreement") is made by and between Coyote Tulsa Mall, L.L.C., a Delaware limited liability company ("Assignor), and ____________________. ("Assignee").

Assignor is the owner of the land, together with the buildings and improvements thereon, situated in the City of Tulsa, County of Tulsa, State of Oklahoma, more particularly described as shown on Exhibit A, attached hereto and made a part hereof (the "Property"). The Property is part of a larger development, a regional shopping mall known as Tulsa Promenade. The Property is benefited and burdened by that certain Amended and Restated Grant of Reciprocal Easements, Declaration of Covenants Running with the Land and Development Agreement dated January 15, 1997, by and among Connecticut General Life Insurance Company, predecessors in interest to Assignor, The May Department Stores Company ("May"), Dillard's, Inc. ("Dillard's"), and Mervyn's, a subsidiary of Target Corporation ("Mervyn's") (the "Basic REA"), as supplemented by Dillard's Supplemental Agreement dated January 13, 1997 (the "Dillard's Supplement"), May Supplemental Agreement dated January 13, 1997 (the "May Supplement"), and Mervyn's Supplemental Agreement dated January 15, 1997 (the "Mervyn's Supplement") (the Basic REA, the Dillard's Supplement, the May Supplement, and the Mervyn's Supplement, as the same may have been amended, collectively, the "REA").

The Basic REA is evidenced by that certain Amended and Restated Grant of Reciprocal Easements, Declaration of Covenants Running With the Land and Development Agreement recorded on January 13, 1997 in Book 5877, at Page 742; the Dillard's Supplement is evidenced by that certain Dillard's Supplemental Agreement dated January 13, 1997; the May Supplement is evidenced by that certain Short Form Supplemental Agreement recorded on January 13, 1997 in Book 5877, at Page 800; and the Mervyn's Supplement is evidenced by that certain Memorandum of Mervyn's Supplemental Agreement recorded on January 13, 1997 in Book 5877, at page 805.

The Property is being sold by Assignor to Assignee on the date hereof in accordance with that certain Agreement of Purchase and Sale and Joint Escrow Instructions, between Assignor as seller and _________________________, predecessors in interest to Assignee as purchaser, having an Effective Date (defined therein) of __________ ___, 2005. In connection with the sale of the Property, Assignor is conveying such property to Assignee by Limited Warranty Deed dated of even date herewith.

Assignor now desires to assign all of its right, title and interest in the REA to Assignee, and Assignee now desires to assume all of the obligations of Assignor under the REA.

Therefore, in consideration of the foregoing and the covenants and undertakings herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Assignor does hereby grant, bargain, sell, assign, transfer and convey to Assignee, its successors and assigns, all of Assignor's right, title and interest in the REA, as of the date of this Assignment (the "Effective Date") as Developer and otherwise.

TO HAVE AND TO HOLD the REA unto Assignee, its successors and assigns, subject, nevertheless, to the terms of the REA and to those matters affecting Assignor's title to the Property (collectively, the "Permitted Exceptions"), as the same are set forth on Exhibit B attached hereto and made a part hereof.

     2. Assignee, for itself and its successors and assigns, hereby covenants and agrees to assume, observe, perform, fulfill, and be bound by all terms, covenants, conditions and obligations of the Assignor to be kept and performed under the REA on and after the date hereof.

     3. Assignor hereby agrees to indemnify and hold Assignee harmless of, from and against any and all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses, reasonable attorneys fees and court costs (collectively and individually, "Claims"), arising out of any failure by Assignor, as a party to the REA and owner of the Property, to keep and perform the duties of such party to be kept and performed under the REA prior to the date hereof.

     4. Assignee hereby agrees to indemnify and hold Assignor harmless of, from and against any and all Claims arising out of any failure by Assignee, as a party to the REA and owner of the Property, to keep and perform the duties of such party to be kept and performed under the REA on and after the date hereof.

     5. The terms and conditions of this Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     6. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute a single instrument. This Assignment shall not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this Assignment has been executed by each party.

     7. This Assignment shall be governed by and construed in accordance with the laws of the State of Oklahoma.

IN WITNESS WHEREOF, Assignor has caused this Assignment and Assumption of Reciprocal Easement Agreement to be duly executed this _____ day of March 2005.

                                   ASSIGNOR:

                                   COYOTE TULSA MALL, L.L.C.,
                                   a Delaware limited liability company


                                   By:  Coyote Tulsa Holding, L.L.C.,
                                        a New York limited liability company,
                                        its sole member


                                   By:  Coyote Tulsa Investors, L.L.C.,
                                        a Delaware limited liability company,
                                        its managing member


                                        By: ______________________________
                                        Michael E. Rulli
                                        Chief Executive Officer

STATE OF  _____________)

                       )

COUNTY OF _____________)

This instrument was acknowledged before me on _________________________ , 2005, by Michael E. Rulli, Chief Executive Officer of Coyote Tulsa Mall, L.L.C., a Delaware limited liability company.



                                             _________________________________
                                             Notary Public

[SEAL]                                       My commission expires:___________

                                             Commission No.:__________________

IN WITNESS WHEREOF, Assignee has caused this Assignment and Assumption of Reciprocal Easement Agreement to be duly executed this _____ day of ______, 2005.


                                       ASSIGNEE:


                                       _____________________________________


                                       By:  ________________________________


                                            By:    _________________________

                                            Name:  _________________________

                                            Title: _________________________

STATE OF ______________    )

                           )

COUNTY OF  ___________     )


This instrument was acknowledged before me on ________, 200__, by ______________, as ______________ of _____________, a ______________.



                                             _________________________________
                                             Notary Public

[SEAL]                                       My commission expires:___________

                                             Commission No.:__________________

                                    EXHIBIT A
                                       TO
           ASSIGNMENT AND ASSUMPTION OF RECIPROCAL EASEMENT AGREEMENT


                              Property Description
                              --------------------

                                    EXHIBIT B
                                       TO
           ASSIGNMENT AND ASSUMPTION OF RECIPROCAL EASEMENT AGREEMENT


                                Title Exceptions
                                ----------------

                                   EXHIBIT "M"


                            FORM OF NOTICE TO TENANTS

                                  [INSERT DATE]



VIA CERTIFIED MAIL - RETURN RECEIPT REQUESTED

[Legal_Name]
[Address]
[City], [State]  [Zip_Code]

Attn:  [Contact_Name]

     Re:  [DBA]
          Tulsa Promenade
          Tulsa, Oklahoma (the "Property")

Dear Tenant:

     Please be advised that as of the date of this notice letter, the above referenced Property has been sold by Coyote Tulsa Mall, L.L.C. to Glimcher Properties Limited Partnership, and Glimcher Properties Limited Partnership is now your new landlord ("Landlord"). You are further advised that the Landlord has granted a mortgage in favor of ______________________ ("Lender") on the above-referenced Property in which you are a tenant. Pursuant to the mortgage, the Landlord has granted a security interest in favor of Lender in the leases relating to the Property and all rents, additional rent and all other monetary obligations to landlord thereunder (collectively, "Rent"). The Landlord hereby irrevocably instructs and authorizes you to disregard any and all previous notices sent to you in connection with Rent and hereafter to deliver all Rent to the following new address:

                      Glimcher Properties Limited Partnership
                      c/o   {Lockbox Bank name
                      & address to be inserted}

     Your Security Deposit, if any, previously deposited with Coyote Tulsa Mall, L.L.C. and not previously applied to any charges due, has been transferred in full to Glimcher Properties Limited Partnership.

     You are hereby further advised that the Property will now be managed by Glimcher Properties Limited Partnership, as property manager, and Glimcher Development Corporation, as services provider.

     In accordance with the terms of your lease, copies of all future notices to landlord should be sent to:

                      Glimcher Properties Limited Partnership
                      150 East Gay Street
                      Columbus, Ohio 43215
                      Attention: General Counsel

     Also, in accordance with the provisions of your lease, please send an updated Certificate of Insurance naming the Landlord and the property manager Glimcher Properties Limited Partnership as Holder and additional insured; as well as naming the new mortgagee, ___________________ (, its successors and assigns, as their interest may appear) as additional insured parties. The Certificate of Insurance should be sent to Landlord, Attention: Risk Management, at the address above with a copy also being sent to the Property office at (insert Tulsa Promenade & address for Mall, attention Mall Manager).

     Enclosed is a copy of an IRS W-9 form certifying the Federal Tax ID number for Glimcher Properties Limited Partnership, as well as a blank gross sales reporting form, with instructions, for future use. Please forward these items to the appropriate personnel of your company.

     If you have any questions or need any additional information, please feel free to contact the management office at (614) 621-9000.



Coyote Tulsa Mall, L.L.C.,              Glimcher Properties Limited Partnership,
a Delaware limited liability company    a Delaware limited partnership

By:     __________________________      By:  Glimcher Properties Corporation,
                                             a Delaware corporation
Name:   __________________________           its sole general partners

Title:  __________________________      By:  ____________________________
                                             George A. Schmidt
                                             Executive Vice President


Enclosures:

(1)   Copy of IRS Form W-9

(2)   Blank Gross Sales Reporting Form

                                   EXHIBIT "N"


                            LIST OF REQUIRED TENANTS


---------------------------------------------------------------------------------------------------------
             Tenant                     Current Status           Leasing Costs Owed       Annual Rents
---------------------------------------------------------------------------------------------------------
Man Alive                       Working                               $140,000              $95,000
---------------------------------------------------------------------------------------------------------
Kay Jewelers                    Working                                $25,000              $80,000
---------------------------------------------------------------------------------------------------------
Select Comfort                  Working                                $40,000              $47,790
---------------------------------------------------------------------------------------------------------
Underground Station             Tenant open                           $100,000              $80,000
---------------------------------------------------------------------------------------------------------
Hibbett's Sporting Goods        Lease executed, tenant not            $195,750              $80,000
                                open yet
---------------------------------------------------------------------------------------------------------
The Bear Mill Store             Lease executed, tenant open            $50,735              $31,142
---------------------------------------------------------------------------------------------------------
Great American Cookie           Lease executed, tenant open            $30,000              $32,000
---------------------------------------------------------------------------------------------------------


                                        1